      As filed with the Securities and Exchange Commission on March 2, 1998
                                                     Registration Nos.  33-22884
                                                                        811-5577

==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /X/

                        Pre-Effective Amendment No. / /

                      Post-Effective Amendment No. 26                        /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/

                             Amendment No. 28                                /X/

                         ----------------------------

                            The Glenmede Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                               One South Street
                           Baltimore, Maryland 21202
                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                1-800-442-8299

                            Michael P. Malloy, Esq.
                                   Secretary
                          Drinker Biddle & Reath LLP
                   1100 Philadelphia National Bank Building
                             1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496
                    (Name and Address of Agent for Service)

   It is proposed that this filing will become effective (check appropriate box)

         [X] immediately upon filing pursuant to paragraph (b)

         [ ] on February 28, 1998 pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(i)

         [ ] on (date) pursuant to paragraph (a)(i)

         [ ] 75 days after filing pursuant to paragraph (a)(ii)

         [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

         If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Title of Securities Being Registered:  Shares of Common Stock

==============================================================================

                             THE GLENMEDE FUND, INC.

                            Government Cash Portfolio
                            Tax-Exempt Cash Portfolio
                           Core Fixed Income Portfolio


                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933


Form N-1A Item Number                       Location

Part A                                      Prospectus Caption

1. Cover Page.............................  Cover Page

2. Synopsis...............................  Expenses of the Portfolios

3. Condensed Financial Information........  Financial Highlights; Performance
                                            Calculations

4. General Description of Registrant......  Cover Page; Investment
                                            Policies and Risk Factors;
                                            Common Investment Policies and
                                            Risk Factors; Investment
                                            Limitations; General Information

5. Management of the Fund.................  Investment Advisor; Administrative,
                                            Transfer Agency and Dividend Paying
                                            Services; Board Members and
                                            Officers; Purchase of Shares;
                                            Redemption of Shares; Shareholder
                                            Servicing Plan

5. A.Management's Discussion of
      Fund Performance ...................  Not Aplicable

6. Capital Stock and Other Securities ....  Purchase of Shares; Redemption of
                                            Shares; Dividends, Capital Gains
                                            Distributions and Taxes;
                                            General Information

7. Purchase of Securities Being Offered ... Valuation of Shares; Purchase of
                                            Shares; Redemption of Shares

8. Redemption or Repurchase................ Purchase of Shares; Redemption of
                                            Shares

9. Pending Legal Proceedings............... Not Applicable

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                   One South Street, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
                                 (800) 442-8299
--------------------------------------------------------------------------------

                           Prospectus - March 2, 1998

INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), and The Glenmede Portfolios, a Massachusetts business trust ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds"), are no-load, open-end management investment companies. The Funds currently offer twelve series of shares, each of which has different investment objectives and policies. The securities offered hereby are five of these series of shares (known as "Portfolios") of the Funds listed below.

Government Cash Portfolio. The objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity. The Government Cash Portfolio seeks to achieve its objective by investing primarily in short-term money market instruments issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government and by entering into repurchase agreements secured thereby. It is anticipated that the Portfolio will maintain a constant net asset value or price of $1.00 per share, and an average weighted maturity of 90 days or less.

Tax-Exempt Cash Portfolio. The objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity. The Tax-Exempt Cash Portfolio seeks to achieve its objective by investing primarily in short-term, high quality municipal securities ("Municipal Obligations"). It is anticipated that the Portfolio will maintain a constant net asset value or price of $1.00 per share, and an average weighted maturity of 90 days or less.

Core Fixed Income Portfolio. The objective of the Core Fixed Income Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Core Fixed Income Portfolio seeks to achieve its objective by investing primarily in mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government. The Portfolio may also invest up to 35% of its total assets during normal circumstances in other securities, including debt obligations of domestic and foreign companies. The net asset value of this Portfolio will fluctuate.

Muni Intermediate Portfolio. The objective of the Muni Intermediate Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. The Muni Intermediate Portfolio seeks to achieve its objective by investing primarily in Municipal Obligations. The net asset value of this Portfolio will fluctuate.

New Jersey Muni Portfolio. The objective of the New Jersey Muni Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. The New Jersey Muni Portfolio seeks to achieve its objective by investing primarily in Municipal Obligations. The net asset value of this Portfolio will fluctuate.

     Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

     Shares of the Portfolios are subject to investment risks, including possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank. There can be no assurance that the Government Cash or Tax-Exempt Cash Portfolios will be able to maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

     This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Funds has been filed with the Securities and Exchange Commission. Such SAI dated
March 2, 1998, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1997 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1997 Annual Report may be obtained, without charge, by writing to the Funds at the address shown above or by calling the Funds at the telephone number shown above.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           EXPENSES OF THE PORTFOLIOS

               Client Fees and Annual Portfolio Operating Expenses

     The following table illustrates the expenses and fees incurred by each Portfolio for the fiscal year ended October 31, 1997.

                                                          Tax-                                         New
                                          Government     Exempt      Core Fixed         Muni         Jersey
                                             Cash         Cash        Income**      Intermediate      Muni
                                           Portfolio    Portfolio     Portfolio       Portfolio     Portfolio
                                          -----------  -----------  ------------   --------------  -----------
Shareholder Transaction Expenses*.........   None         None           None           None          None

Maximum Annual Client Fee+................   1.00%        1.00%          1.00%          1.00%         1.00%

Annual Portfolio Operating Expenses
  (as a percentage of average net assets)

    Investment Advisory Fees..............      0%          .0%            .0%            .0%           .0%
    Administration Fees...................    .04%         .04%           .04%           .04%          .04%
    Other Expenses........................    .09%         .10%           .09%***        .30%          .27%
                                              ----         ----           ----           ----          ----

Total Annual Portfolio
  Expenses................................    .13%         .14%           .13%***        .34%          .31%
                                             ====         ====            ===           ====          ====

-----------------------------
 +  The Portfolios described in this prospectus do not pay any advisory fees to The Glenmede Trust
    Company, the investment advisor of the Funds (the "Advisor"), or its affiliates ("Affiliates").
    However, investors in these Portfolios must be clients of the Advisor or Affiliates. The
    "Maximum Annual Client Fee" in the above table is the current maximum fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees charged by the
    Advisor and its Affiliates directly to their clients for such services vary depending on a number of factors, including the particular services provided to the client, but are generally under 1% of the client's assets under management. Investors may also have to pay various fees to others to become clients of the Advisor or an Affiliate. See "Investment Advisor."

 * A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolios.

 **  The Intermediate Government Portfolio was renamed the Core Fixed Income Portfolio effective
     September 25, 1997.

***  "Other Expenses" does not include interest expenses of the Core Fixed Income Portfolio. If such interest expenses are included, "Other Expenses" would be 0.30% and "Total Operating Expenses"
     would be 0.43% for the Core Fixed Income Portfolio.

     The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Funds' expenses see "Investment Advisor" and "Administrative, Transfer Agency and Dividend Paying Services."

     The following example illustrates the estimated Annual Portfolio Operating Expenses that an investor would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. The example does not include fees for fiduciary and investment services which investors pay the Advisor or Affiliates as clients. See "Investment Advisor." As noted in the above table the Funds charge no shareholder transaction expenses of any kind.


                                                  1 Year       3 Years        5 Years          10 Years
                                                  ------       -------        -------          --------
     Government Cash Portfolio..................    $ 1           $ 4           $ 7               $17
     Tax-Exempt Cash Portfolio..................    $ 1           $ 5           $ 8               $18
     Core Fixed Income Portfolio................    $ 1           $ 4           $ 7               $17
     Muni Intermediate Portfolio................    $ 3           $11           $19               $43
     New Jersey Muni Portfolio..................    $ 3           $10           $17               $39

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

     The following tables provide financial highlights of each Portfolio for the respective periods presented and includes data derived from the Funds' Financial Statements included in the Funds' 1997 Annual Report to Shareholders, which Financial Statements and reports thereon of Coopers & Lybrand L.L.P., the Funds' independent accountants, are incorporated by reference in the SAI. The following information should be read in conjunction with such Financial Statements. Glenmede Fund's Financial Statements for the periods ended October 31, 1991, 1990 and 1989 were examined by the Funds' previous independent accountants, Price Waterhouse L.L.P.

                                                                Government Cash Portfolio
                                              ----------------------------------------------------------------------------
                                                  Year          Year         Year        Year         Year        Year
                                                  Ended         Ended        Ended       Ended        Ended       Ended
                                                Oct. 31,      Oct. 31,     Oct. 31,    Oct. 31,     Oct. 31,     Oct. 31,
                                                  1997          1996         1995        1994         1993        1992
                                               --------      ---------   --------     ---------   ---------     ---------

Net asset value, beginning of year............  $   1.00     $    1.00   $    1.00    $    1.00   $     1.00    $    1.00
                                                --------     ---------   ---------    ---------   ----------    ---------

Net investment income.........................     0.054         0.053       0.059        0.038        0.031        0.041


Distributions from net investment income......  $ (0.054)    $  (0.053)   $ (0.059)   $  (0.038)  $   (0.031)   $  (0.041)
                                                --------     ---------   -----------  ---------   ----------   ----------

Net asset value, end of year..................  $   1.00     $    1.00   $    1.00    $    1.00   $     1.00    $    1.00
                                                ========     =========   =========    =========   ==========   ==========

Total return++................................      5.53%         5.46%       5.87%        3.78%        3.18%        4.19%
                                                ========     =========   =========    =========   ==========    =========

Ratios to average net assets/ Supplemental data:

  Net assets, end of year (in 000's)..........  $451,038     $ 452,395   $ 408,605    $ 353,405    $ 247,816    $ 203,882

  Ratio of operating expenses to average net
  assets......................................      0.13%         0.16%       0.15%        0.11%        0.11%        0.13%

  Ratio of net investment income to average
  net assets..................................      5.39%         5.32%       5.71%        3.82%        3.14%        4.18%

[RESTUBED TABLE]
                                              -------------------------------------
                                                  Year        Year       Period
                                                  Ended       Ended       Ended
                                                 Oct. 31,    Oct. 31,    Oct. 31,
                                                  1991        1990        1989+
                                               ----------  ----------  ----------
Net asset value, beginning of year............  $    1.00   $    1.00   $    1.00
                                               ----------  ----------  ----------

Net investment income.........................      0.064       0.081       0.089


Distributions from net investment income......  $  (0.064)  $  (0.081)  $  (0.089)
                                               ----------  ----------  ----------

Net asset value, end of year..................  $    1.00   $    1.00   $    1.00
                                                =========   =========   =========

Total return++................................       6.59%       8.41%       9.27%
                                                =========   =========   =========

Ratios to average net assets/ Supplemental data:

  Net assets, end of year (in 000's)..........  $ 253,260   $ 217,398   $ 229,555

  Ratio of operating expenses to average net
  assets......................................       0.13%       0.15%       0.14%*

  Ratio of net investment income to average
  net assets..................................       6.45%       8.08%       9.00%*

-----------------

 +  The Portfolio commenced operations on November 7, 1988.
++  Total return represents aggregate total return for the period indicated.
 *  Annualized.



                                                                       Tax-Exempt Cash Portfolio
                                             -------------------------------------------------------------------------------
                                                Year          Year           Year          Year         Year          Year
                                               Ended          Ended          Ended         Ended        Ended         Ended
                                              Oct. 31,       Oct. 31,       Oct. 31,      Oct. 31,     Oct. 31,      Oct. 31,
                                                1997          1996           1995          1994         1993          1992
                                             ---------      ---------    ----------     ---------    ----------    ---------
Net asset value, beginning of year...........$    1.00      $    1.00     $    1.00     $    1.00    $     1.00    $    1.00
                                             ---------      ---------    ----------     ---------     ---------    ---------

Net investment income........................    0.034          0.034         0.038         0.025         0.023        0.033

Distributions from net investment income.....$  (0.034)     $  (0.034)    $  (0.038)    $  (0.025)   $   (0.023)   $  (0.033)
                                             ---------      ---------     ---------     ---------    ----------    ---------

Net asset value, end of year.................$    1.00      $    1.00     $    1.00     $    1.00    $     1.00    $    1.00
                                             =========      =========     =========     =========     =========    =========

Total return++...............................     3.46%        3.42%           3.76%         2.48%         2.34%        3.30%
                                             =========      =========     =========     =========     =========    =========

Ratios to average net assets/
  Supplemental data:

  Net assets, end of year (in 000's).........$ 280,950      $ 224,999     $ 222,808     $ 222,985     $ 106,590    $ 125,826

  Ratio of operating expenses to average net
  assets.....................................     0.14%          0.15%         0.15%         0.13%         0.13%        0.15%

  Ratio of net investment income to average
  net assets.................................     3.40%          3.36%         3.69%         2.52%         2.33%        3.21%

[RESTUBED TABLE]

                                                -----------------------------------
                                                    Year       Year        Period
                                                    Ended     Ended         Ended
                                                  Oct. 31,   Oct. 31,      Oct. 31,
                                                    1991       1990         1989+
                                                --------    --------      ---------

Net asset value, beginning of year...........   $   1.00    $   1.00      $    1.00
                                                --------    --------      ---------

Net investment income........................      0.047       0.057          0.061

Distributions from net investment income.....   $ (0.047)   $ (0.057)     $  (0.061)
                                                --------    --------      ---------

Net asset value, end of year.................   $   1.00    $   1.00      $    1.00
                                                ========    ========      =========

Total return++...............................       4.83%       5.85%          6.27%
                                                ========    ========      =========

Ratios to average net assets/
  Supplemental data:

  Net assets, end of year (in 000's).........   $ 81,394    $107,283      $ 69,047

  Ratio of operating expenses to average net
  assets.....................................       0.16%       0.15%         0.15%*

  Ratio of net investment income to average
  net assets.................................       4.78%       5.78%         6.31%*


-----------------
 + The Portfolio commenced operations on November 10, 1988.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.




                                                                  Core Fixed Income Portfolio***
                                      -------------------------------------------------------------------------------------
                                           Year          Year          Year           Year           Year           Year
                                           Ended         Ended         Ended          Ended          Ended          Ended
                                         Oct. 31,      Oct. 31,      Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                           1997           1996         1995           1994           1993           1992
                                        ---------     ---------     ---------     ----------    ----------       ----------
Net asset value, beginning of year....  $  10.29      $  10.36      $    9.89      $   10.84     $   10.76        $   10.61
                                        --------      --------      ---------      ---------    ----------       ----------

Income from investment operations:
Net investment income.................      0.68          0.66           0.69           0.64          0.66             0.74
Net realized and unrealized gain/(loss)
on investments........................      0.17         (0.08)          0.46          (0.96)         0.41             0.22
                                        ---------     ---------     ---------      ---------     ---------        ---------

Total from investment operations......      0.85          0.58           1.15          (0.32)         1.07             0.96
                                        --------      --------      ---------      ---------     ---------        ---------

Less Distributions:
Distribution from net investment income    (0.68)        (0.65)         (0.68)         (0.63)        (0.67)           (0.70)
Distributions from net realized capital
gains.................................         -             -              -              -         (0.32)           (0.11)
                                        --------      --------      ---------      ---------    ----------        ---------

 Total Distributions..................     (0.68)        (0.65)         (0.68)         (0.63)        (0.99)           (0.81)
                                        --------      --------      ---------      ---------    ----------        ---------

Net asset value, end of year..........  $  10.46      $  10.29      $   10.36      $    9.89     $   10.84        $   10.76
                                        ========      ========      =========      =========     =========       ==========

Total return++........................      8.63%         5.88%         12.06%         (3.03)%       10.38%            9.34%
                                        ========      ========      =========      =========     =========        =========

Ratios to average net assets/
Supplemental data:
Net assets, end of year (in 000's)....  $ 266,733     $ 259,503     $ 342,874      $ 333,797     $ 581,823        $ 445,816
Ratio of operating expenses to average
net assets............................      0.13%         0.16%          0.11%          0.12%         0.14%            0.16%
Ratio of gross expenses to average net
assets................................      0.43%**       0.16%          0.11%          0.14%**       0.16%**          0.16%
Ratio of net investment income to
average net assets....................      6.67%         6.37%          6.67%          6.06%         6.03%            7.03%
Portfolio turnover rate...............       307%           47%           228%           165%           83%              39%


[RESTUB TABLE]

                                          --------------------------------------
                                             Year          Year         Period
                                             Ended        Ended         Ended
                                            Oct. 31,     Oct. 31,      Oct. 31,
                                              1991         1990          1989+
                                           --------     ---------      ---------


Net asset value, beginning of year....     $  10.11     $   10.28      $   10.00
                                           --------     ---------      ---------

Income from investment operations:
Net investment income.................         0.87          0.88           0.86
Net realized and unrealized gain/(loss)
on investments........................         0.56         (0.07)          0.22
                                           --------     ---------      ---------

Total from investment operations......         1.43          0.81           1.08
                                           --------     ---------      ---------

Less Distributions:
Distribution from net investment income       (0.93)        (0.89)         (0.80)
Distributions from net realized capital
gains.................................            -         (0.09)             -
                                           --------     ---------      ---------

 Total Distributions..................        (0.93)        (0.98)         (0.80)
                                           --------     ---------      ---------

Net asset value, end of year..........     $  10.61     $   10.11      $   10.28
                                           ========     =========      =========

Total return++........................        14.75%         8.32%         11.20%
                                           ========     =========      =========
Ratios to average net assets/
Supplemental data:
Net assets, end of year (in 000's)....     $265,963    $ 207,182      $ 187,012
Ratio of operating expenses to average
net assets............................         0.16%        0.14%          0.14%
Ratio of gross expenses to average net
assets................................         0.16%        0.14%          0.14%*
Ratio of net investment income to
average net assets....................         8.22%        8.75%          9.07%*
Portfolio turnover rate...............           91%          94%            29%

-----------------
  + The Portfolio commenced operations on November 17, 1988.
 ++ Total return represents aggregate total return for the period indicated.
  * Annualized.
 ** The annualized operating expense ratios exclude interest expense.  The ratios including interest expense for the years ended
October 31, 1997, October 31, 1994 and October 31, 1993 were 0.13%, 0.12% and 0.14%, respectively.
*** The Intermediate Government Portfolio was renamed the Core Fixed Income Portfolio effective September 25, 1997.



                                                               Muni Intermediate Portfolio
                                          ---------------------------------------------------------------------------
                                             Year         Year            Year       Year         Year        Period
                                             Ended        Ended           Ended      Ended        Ended        Ended
                                           Oct. 31,     Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                             1997         1996          1995         1994         1993         1992+
                                           --------     --------      --------     --------     --------     --------

Net asset value, beginning of year........ $  10.26     $  10.32      $   9.74     $  10.59     $  10.00     $  10.00
                                           --------     --------      --------     --------     --------     --------
Income from investment operations:
   Net investment income..................     0.52         0.53          0.53         0.53         0.44         0.11
   Net realized and unrealized gain/loss
    on investments........................      .14        (0.06)         0.58        (0.85)        0.59        (0.03)
                                           --------     --------      --------     --------     --------     --------
Total from investment operations..........     0.66         0.47          1.11        (0.32)        1.03         0.08
                                           --------     --------      --------     --------     --------     --------
Distributions from net investment
   income.................................    (0.52)       (0.53)       (0.53)        (0.53)       (0.44)       (0.08)
                                           --------    ----------     --------     --------     --------     ---------
Net asset value, end of period............ $  10.40     $  10.26      $  10.32     $   9.74     $  10.59     $  10.00
                                           ========     ========      ========     ========     ========     ========
Total return++............................     6.69%        4.67%        11.76%      (3.13)%       10.54%        0.74%
                                           ========     ========      ========     ========     ========     ========
Ratios to average net assets/
Supplemental data:
Net assets, end of period (in 000's)...... $ 19,219     $ 18,471      $ 18,096     $ 22,097     $ 94,803     $ 42,533
Ratio of operating expenses to average
   net assets.............................     0.34%        0.32%         0.28%        0.25%        0.25%        0.25%*
Ratio of net investment income to
   average net assets.....................     5.09%        5.16%         5.23%        4.78%        4.41%        4.22%*
Portfolio turnover rate...................       21%          44%           28%          11%          10%           3%

--------------------------
 +  The Portfolio commenced operations on June 5, 1992.
++  Total return represents aggregate return for the period indicated.
 *  Annualized.


                                                                                       New Jersey
                                                                                      Muni Portfolio
                                                             ---------------------------------------------------------
                                                                 Year            Year           Year           Year
                                                                 Ended           Ended          Ended         Ended
                                                               Oct. 31,         Oct. 31,       Oct. 31,      Oct. 31,
                                                                 1997             1996          1995          1994+
                                                             -----------       ---------     ----------     ----------

Net asset value, beginning of period......................      $   9.97        $ 10.00       $   9.22       $  10.00
                                                                --------        -------       --------       --------

Income from investment operations:
    Net investment income.................................          0.44           0.44           0.41           0.32
    Net realized and unrealized loss on investments.......          0.23          (0.03)          0.78          (0.82)
                                                                --------        -------       --------       --------
      Total from investment operations....................          0.67           0.41           1.19          (0.50)
                                                                --------        -------       --------       --------

Distributions from net investment income..................         (0.44)         (0.44)         (0.41)         (0.28)
                                                                --------        -------       --------       --------

Net asset value, end of period............................      $  10.20        $  9.97       $  10.00       $   9.22
                                                                ========        =======       ========       ========

Total return++............................................          6.90%          4.24%         13.25%         (5.13)%
                                                                ========        =======       ========       ========

Ratios to average net assets/Supplemental data:
    Net assets, end of period (in 000's)..................      $ 12,117        $ 7,545       $ 5,932        $ 4,564
    Ratio of operating expenses to average net assets.....          0.31%          0.24%          0.53%          0.60%*
    Ratio of net investment income to average net assets..          4.42%          4.56%          4.30%          3.60%*
    Portfolio turnover rate...............................            19%            33%            12%            65%

--------------
 +  The Portfolio commenced operations on November 1, 1993.
++  Total return represents aggregate total return for the period indicated.
 *  Annualized.

                            PERFORMANCE CALCULATIONS

     From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio (each a "Cash Portfolio," collectively, the "Cash Portfolios") may advertise or quote its "yield" and "effective yield." The "yield" of either of the Cash Portfolios refers to the income generated by an investment in each such Portfolio over a seven-day period (which period will be stated in the advertisement or quote). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in such a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios also may advertise or quote yield data from time to time. The yield of such Portfolios is computed based on the net income of the Portfolio during a 30-day (or one-month) period, which period will be identified in connection with the particular yield quotation. More specifically, each such Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

     The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent yields" may be advertised or quoted from time to time. The tax equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to each such Portfolio's tax-free yield. This is done by increasing each such Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of Federal and/or State income tax at a stated tax rate.

     Each of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis and also may be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the particular Portfolio. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gains distributions made by the Portfolio during the period are reinvested in additional Portfolio shares.

     Each of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios may compare their total returns, and their yields, to that of other investment companies with similar investment objectives and to bond and other relevant indices such as those compiled by Merrill Lynch, Lehman Brothers or others or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return or the yield of the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios may be compared to data prepared by Lipper Analytical Services, Inc. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios.

     Performance quotations represent a Portfolio's past performance and should not be considered as indicative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or an Affiliate to its respective clients will not be included in the Portfolio's calculations of yield, effective yield, tax-equivalent yield or total return. See "Investment Advisor."

                      INVESTMENT POLICIES AND RISK FACTORS

     The investment objective of each Portfolio is not fundamental and may be changed by the particular Funds' Board members without shareholder approval.

GOVERNMENT CASH PORTFOLIO

     The objective of the Government Cash Portfolio is to provide maximum current interest income consistent with the preservation of capital and liquidity. The Government Cash Portfolio seeks to achieve its objective by investing in short-term U.S. dollar-denominated money market instruments issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government and by entering into repurchase agreements secured thereby. During normal market conditions, the Portfolio will invest at least 65% of its total assets in such instruments.

     The Portfolio may invest in the following securities provided they are "eligible securities," as defined below ("Eligible Securities"), which the Advisor believes presents minimal credit risk at the time of purchase: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions (Asian Development Bank, Export-Import Bank, Inter American Development Bank, International Bank for Reconstruction and Development, Government Trust Certificates, Private Export Funding Corp. and Agency for International Development) which are not direct obligations of the U.S. Government but which involve governmental agencies, instrumentalities or enterprises (such investments will represent no more than 25% of the Portfolio's total assets); and (iii) any publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, including floating and variable rate securities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated AAA by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"). The Portfolio will invest in securities maturing within 13 months from the date of purchase, except that securities collateralizing repurchase agreements may bear maturities exceeding 13 months, and the Portfolio may also purchase bonds with longer final maturities if such bonds pursuant to a demand feature provide for an earlier redemption date within 13 months from the date of purchase.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Portfolio. See "Investment Policies -- Core Fixed Income Portfolio" for a description of obligations of certain agencies, enterprises and instrumentalities of the U.S. Government. Securities in which the Government Cash Portfolio may invest may not earn as much income as longer term and/or lower quality securities.

     The Government Cash Portfolio may only invest in: (i) securities rated in the two highest rating categories of a nationally recognized statistical rating organization (an "NRSRO"), provided that if they are rated by more than one NRSRO, at least one other NRSRO rates them in one of its two highest categories; and (ii) unrated securities determined to be of comparable quality at the time of purchase (collectively, "Eligible Securities"). The rating symbols of the NRSROs which the Fund may use are described in the Appendix in the Statement of Additional Information.

     For a description of other securities in which the Portfolio may invest, see "Common Investment Policies and Risk Factors."

TAX-EXEMPT CASH PORTFOLIO

     The objective of the Tax-Exempt Cash Portfolio is to provide maximum current interest income exempt from Federal income taxes consistent with the preservation of capital and liquidity. The Tax-Exempt Cash Portfolio seeks to achieve its objective by investing primarily in short-term, high quality Municipal Obligations (defined below). Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in Municipal Obligations, the interest on which, in the opinion of bond counsel or the issuer's counsel, is exempt from regular Federal income tax and does not constitute an item of tax preference for purposes of the Federal alternative minimum tax ("Tax-Exempt Interest"). Glenmede Fund will use its best efforts to not invest any of the Tax-Exempt Cash Portfolio's assets in Municipal Obligations the interest on which constitutes an item of tax preference for purposes of the Federal alternative minimum tax.

     Municipal Obligations in which the Portfolio may invest include the following, provided at the time of purchase they are Eligible Securities which the Advisor believes presents minimal credit risk: project notes, demand notes, short-term municipal obligations (including tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, and short-term discount notes) rated SP-1+ or SP-1 by S&P or MIG-1 by Moody's; tax-exempt commercial paper rated A-1+ or A-1 by S&P or Prime-1 by Moody's; municipal bonds with a remaining effective maturity of 13 months or less, rated AA or better by S&P or Aa or better by Moody's; variable rate demand notes rated "VMIG-1" by Moody's; and any non-rated tax-exempt, privately placed securities which, in the Advisor's opinion, are equivalent in credit quality to an AA or Aa-rated security as determined by S&P or Moody's, respectively.

     The Portfolio will invest in securities maturing within 13 months from the date of purchase, except that securities collateralizing repurchase agreements may bear maturities exceeding 13 months; and the Portfolio may purchase bonds with final maturities exceeding 13 months if such bonds pursuant to a demand feature provide for an earlier redemption date within 13 months from the date of purchase.

     Municipal Obligations. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations may include variable rate demand notes, provided they are Eligible Securities. Such notes are frequently not rated by credit rating agencies, but unrated notes will be purchased by the Portfolio if they are comparable in quality at the time of the purchase to rated Eligible Securities as determined by the Advisor. Where necessary to ensure that a note is an Eligible Security, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Advisor deems the investment to involve minimal credit risk. The Advisor also monitors the continuing creditworthiness of issuers of such notes and parties providing credit enhancement to determine whether the Portfolio should continue to hold the notes.

     For a further discussion of Municipal Obligations, see the Appendix to the Statement of Additional Information.

     For a description of other securities in which the Portfolio may invest, see "Common Investment Policies and Risk Factors."

CORE FIXED INCOME PORTFOLIO

     The objective of the Core Fixed Income Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Core Fixed Income Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of mortgage-backed securities and fixed income securities issued by the U.S. Treasury, U.S. Government agencies, or other agencies, enterprises or instrumentalities sponsored by the U.S. Government. The Portfolio seeks to achieve consistent results over the long-term. While portfolio securities will be traded, the Portfolio is not expected to engage in active trading under normal circumstances. The net asset value of the Portfolio will fluctuate, and it is anticipated that the Portfolio will maintain an average weighted maturity of 3 to 10 years.


     The Portfolio may invest in the following securities: (i) straight-debt and mortgage-backed obligations issued by the U.S. Government or its sponsored agencies, enterprises or instrumentalities; (ii) securities of international institutions which are not direct obligations of the U.S. Government but which involve governmental agencies, enterprises or instrumentalities; (iii) any other publicly or privately placed, unrated securities issued by the U.S. Government, its agencies, enterprises or instrumentalities, which, in the Advisor's opinion, are equivalent in credit quality to securities rated at least A by S&P or Moody's; (iv) mortgage-backed and asset-backed obligations which are privately issued with a rating of at least A by S&P or Moody's or which if unrated, are in the Advisor's opinion equivalent in credit quality to securities so rated; and
(v) debt obligations of domestic and foreign companies rated at least A by S&P or Moody's or which if unrated, are in the Advisor's opinion equivalent in credit quality to securities so rated. Any of the above securities may be variable or floating rate. Under normal circumstances, at least 65% of the Core Fixed Income Portfolio's total assets will be invested in U.S. government securities and repurchase agreements relating thereto, and no more than 35% of the value of its total assets will be invested in the securities described in
(ii) and (v) of the first sentence of this paragraph.

     Mortgage-Backed Obligations. Mortgage-backed obligations represent an ownership interest in a pool of residential mortgage loans, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of mortgage-backed obligation in which the Portfolio may invest is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate; the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Another type is a privately issued obligation with a rating of at least A by S&P or Moody's or which if unrated, is in the Advisor's opinion equivalent in credit quality to securities so rated. Mortgage-backed obligations issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

     Mortgage-backed obligations are characterized by monthly payments to the security holder, reflecting the monthly payments, net of certain fees, made by the mortgagors of the underlying mortgage loans. The payments to the security holders (such as the Portfolio), similar to the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time (such as thirty years) the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Therefore, in times of declining interest rates, some of the Portfolio's higher yielding securities might be repaid and thereby converted to cash and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Interest received by the Portfolio will, however, be distributed to shareholders in the form of dividends. For a further discussion of mortgage-backed obligations, see the Appendix to the Statement of Additional Information.

     Asset-Backed Securities. Asset-backed securities consist of undivided fractional interests in pools of consumer loans or receivables held in a trust. Examples include certificates for automobile receivables and credit card receivables. Payments of principal and interest on the loans or receivables are passed through to certificate holders. Asset-backed securities are not issued or guaranteed by the the U.S. Government or its agencies or instrumentalities, they may be guaranteed up to a certain amount by a private issuer, however, through a letter of credit. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

     An asset-backed security's underlying assets may be prepaid with the result of shortening the certificate's weighted average life. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. The proceeds of prepayments received by the Portfolio must be reinvested in securities whose yields reflect interest rates prevailing at the time. Thus, the Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent reinvestments are in lower yielding securities. The actual maturity and realized yield will therefore vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Portfolio's experiencing difficulty in valuing or liquidating such securities.

     Debt Obligations. Debt obligations of domestic and foreign companies may include a broad range of fixed and variable rate bonds, debentures and notes.

     Although government-guaranteed or sponsored securities reduce credit risk (the possibility that issuers of bonds will default on payments of interest and principal), the Portfolio's shares are still subject to the risk of market value fluctuations inherent in owning fixed income securities, including securities of international institutions and corporate debt obligations. The market value of securities held by the Core Fixed Income Portfolio is expected to vary according to, among other factors, changes in prevailing interest rates and the average weighted maturity of the Portfolio maintained by the Advisor. In general, if interest rates increase from the time a fixed income investment is made, the market value of that investment is likely to decline. Similarly, if interest rates fall from the time a fixed income investment is made, the market value of that investment is likely to increase. Also, in general, for a given change in interest rates, a fixed income investment with a longer maturity is likely to fluctuate more in market value than a comparable investment with a shorter maturity. An investment in the Core Fixed Income Portfolio is expected to be subject to such market risks.

     For a description of other securities in which the Core Fixed Income Portfolio may invest, see "Common Investment Policies and Risk Factors."

MUNI INTERMEDIATE PORTFOLIO AND NEW JERSEY MUNI PORTFOLIO

     The objective of each of the Muni Intermediate and New Jersey Muni Portfolios is to seek as high a level of current income exempt from Federal income tax as is consistent with preservation of capital. To the extent possible, the Muni Intermediate Portfolio seeks to achieve its objective by investing primarily in intermediate and long-term Municipal Obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies, instrumentalities and authorities ("Pennsylvania Municipal Obligations") and the New Jersey Muni Portfolio seeks to achieve its objective by investing primarily in intermediate and long-term Municipal Obligations issued by the State of New Jersey and its political subdivisions, agencies, instrumentalities and authorities ("New Jersey Municipal Obligations"). Municipal Obligations acquired by these Portfolios will be rated at the time of purchase within the three highest ratings assigned by Moody's (i.e., Aaa, Aa, A) or by S&P (AAA, AA, A) in the case of bonds, rated SP-1 or higher by

S&P or MIG-2 or higher by Moody's in the case of notes, rated A-1 or higher by S&P or Prime-1 or higher by Moody's in the case of tax-exempt commercial paper or in unrated securities determined by the Advisor at the time of purchase to be of comparable quality. If a portfolio security is reduced below A by Moody's or S&P, the Advisor will dispose of the security in an orderly fashion as soon as practicable. The Muni Intermediate and New Jersey Muni Portfolios may not be able to achieve as high a level of current income under all market conditions as would be possible if they were permitted to invest in lower quality and longer term securities which, however, generally are less liquid, have greater market risk and are generally subject to more fluctuation of market value. See "Investment Policies--Tax-Exempt Cash Portfolio" for a description of Municipal Obligations and the Appendix to the SAI for a description of Moody's and S&P's ratings.

     To the extent possible, during normal market conditions at least 65% of the net assets of the New Jersey Muni Portfolio will be invested in New Jersey Municipal Obligations. It is anticipated that the New Jersey Portfolio and the Muni Intermediate Portfolio will each maintain an average weighted maturity of three to ten years.

     During normal market conditions: up to 20% of each Portfolio's net assets may be invested in securities which are not Municipal Obligations; and at least 80% of the Portfolio's net assets will be invested in intermediate and long-term Municipal Obligations, the interest on which is Tax-Exempt Interest. Each of the Portfolios may invest up to 20% of its net assets in Municipal Obligations, the interest on which is exempt from regular Federal income tax but is an item of tax preference for purposes of the Federal alternative minimum tax. During temporary defensive periods, each Portfolio may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by the Advisor and may also include, without limitation, other debt obligations, such as bank obligations which are also of comparable quality as determined by the Advisor. Each Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

     Each Portfolio is classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Additionally, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified portfolio with a similar objective.

     Since each of the Muni Intermediate and New Jersey Muni Portfolios will invest primarily in securities issued by issuers located in one state, each of these Portfolios is susceptible to adverse changes in value due to changes in the economic condition and governmental policies of that state and its political subdivisions, agencies, instrumentalities and authorities. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Portfolios is unable to meet its financial obligations, that Portfolio's income, capital, and liquidity may be adversely affected.

     With respect to the Commonwealth of Pennsylvania, although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last several years; as of June 30, 1996, the General Fund had a surplus of $635.2 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated.

     The concentration of investments by the New Jersey Muni Portfolio in New Jersey Municipal Obligations also raises special investment considerations. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has shown a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect New Jersey's financial condition. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and its ability to meet its financial obligations. In addition, because New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually to any municipality or county, the balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

     See "Common Investment Policies and Risk Factors" for a description of other investment policies.

                   COMMON INVESTMENT POLICIES AND RISK FACTORS

     There can be no assurance that any of the Portfolios will achieve its stated investment objective. There are a number of investment policies common to each of the Portfolios.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the Muni Intermediate and New Jersey Muni Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements.

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided that with respect to the Cash Portfolios, the repurchase agreement itself matures in less than 13 months. The Advisor currently expects that repurchase agreements with respect to the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios also will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. The Funds' administrator will mark to market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement, and the Portfolios will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board members.

     In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving a security as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

     The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. Default by the seller would also expose a Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.

REVERSE REPURCHASE AGREEMENTS

     The Government Cash and Core Fixed Income Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement a Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Government Cash Portfolio and the Core Fixed Income Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

     A Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Portfolio will maintain with the custodian a separate account with a segregated portfolio of liquid securities at least equal to its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether a Portfolio will enter into a reverse repurchase agreement.

     The Government Cash and Core Fixed Income Portfolios are each permitted to invest up to one-third of each of their total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

     The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Portfolio at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that a Portfolio may not be able to substantiate its interest in the underlying securities.

BORROWING

     As a temporary measure for extraordinary or emergency purposes, a Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes.


LENDING OF SECURITIES


     Each Portfolio may lend its portfolio securities with a value of up to one-third of its total assets (including the val ue of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.


MUNICIPAL OBLIGATIONS

     The Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios may each invest 25% or more of its net assets in Municipal Obligations, the interest on which is paid solely from revenues of similar projects, and may invest up to 20% of its total assets in private activity bonds when added together with any taxable investments held by the Portfolio when, in the opinion of the Advisor, the investment is warranted. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the particular Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

"WHEN ISSUED," "DELAYED SETTLEMENT" AND "FORWARD DELIVERY" SECURITIES

     The Portfolios may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. A Portfolio receives no income from "when issued," "delayed settlement" or "forward delivery" securities prior to delivery of such securities.

     A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

INVESTMENT COMPANY SECURITIES

     In connection with the management of their daily cash positions, the Portfolios may each invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the investing portfolio. Except as otherwise permitted under the 1940 Act, each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.


ILLIQUID SECURITIES

     No Portfolio will invest more than 10% of its net assets in securities that are illiquid.

     Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental, and the particular Funds' Board members may change such policies without shareholder approval.

                             -----------------------

                               PURCHASE OF SHARES

     Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its or an Affiliate's clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." The minimum initial investment for each Portfolio is $25,000; the minimum for subsequent investments for each Portfolio is $1,000. The Funds reserve the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in the Funds should contact the Advisor or his or her Institution.

     It is the responsibility of the Advisor or Institutions to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), the Funds' transfer agent, and deliver required funds to The Chase Manhattan Bank, N.A., Brooklyn, New York, the Funds' custodian, on a timely basis. Shares purchased in the Cash Portfolios before 12:00 noon (Eastern time) begin earning dividends on the same business day provided Federal funds are available to the particular Portfolio before 12:00 noon (Eastern time) that day.


     The Funds reserve the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

     Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES


     Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor or Institutions to transmit promptly redemption orders to the transfer agent.


     Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. The Funds may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.


     If the Funds' Board determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, the Funds may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.





              ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                           OF SHARES OF THE PORTFOLIOS


     The Funds may, from time to time, in its sole discretion appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on a net basis, to the Funds' transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by the Funds' transfer agent not later than the next business morning.

                               VALUATION OF SHARES

     The net asset value of the Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities of that Portfolio, by the total outstanding shares of that Portfolio. For the Cash Portfolios, net asset value per share is determined as of 12:00 noon (Eastern time) on each day that the Exchange is open for business (an "Exchange Business Day"). Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). For the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, net asset value per share is determined as of the close of regular trading hours of the Exchange on each Exchange Business Day on which the Portfolio receives an order to purchase or redeem its shares. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of each Portfolio.

GOVERNMENT CASH AND TAX-EXEMPT CASH PORTFOLIOS

     For the purpose of calculating each Cash Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


     The use of amortized cost and the maintenance of each Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each Cash Portfolio must maintain an average weighted maturity of 90 days or less, purchase only instruments deemed to have remaining maturities of 13 months or less, and invest only in securities which are determined by the Advisor, pursuant to procedures established by the Board, to present minimal credit risks and which are Eligible Securities, pursuant to procedures established by the Board.


     The Board has established procedures reasonably designed to stabilize the net asset value per share for the purposes of sales and redemptions at $1.00. These procedures include daily review of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.

     In the event of a deviation of over 1/2 of 1% between a Cash Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board members will promptly consider what action, if any, should be taken. The Board members also will take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average weighted maturity, exercising puts, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

     The net asset value per share of each Cash Portfolio will ordinarily remain at $1.00, but each Cash Portfolio's daily dividends will vary in amount. There can be no assurance, however, that the Cash Portfolios will maintain a constant net asset value per share of $1.00.

CORE FIXED INCOME PORTFOLIO

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market, at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is not such a reported sale, the latest quoted bid price will be used. Net asset value includes interest on fixed income securities which is accrued daily. In addition, bond and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Advisor believes such prices reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, pursuant to which (i) such securities shall be valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

MUNI INTERMEDIATE AND NEW JERSEY MUNI PORTFOLIOS

     Municipal Obligations for which quotations are readily available are valued at the most recent quoted bid price provided by investment dealers, provided that Municipal Obligations may be valued on the basis of prices provided by a pricing service when such prices are determined by the administrator to reflect the fair market value of such Municipal Obligations. Municipal Obligations for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the particular Board. Debt obligations with remaining maturities of 60 days or less are valued on the basis of amortized cost, pursuant to which (i) such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days maturity, at their market or fair value on the 61st day prior to maturity, and (ii) thereafter (absent unusual circumstances), a constant proportionate amortization of any discount or premium shall be assumed until maturity of the security.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Portfolios have the following dividend and capital gains policies:

(a) The Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly.

(b) The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally will distribute substantially all of their net investment income to shareholders in the form of monthly dividends.

     If any net capital gains are realized, the Portfolios normally distribute such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes--Federal Taxes--Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

     Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

     Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Taxable Portfolios. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a taxable Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income (if any) for such taxable year. In general, a Portfolio's investment company taxable income will be its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gains and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to each Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by a Portfolio are from domestic corporations for the taxable year. It is anticipated that none of the dividends paid by the Government Cash and Core Fixed Income Portfolios will be eligible for the dividends received deduction.

     Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to the shareholders who are not currently exempt from Federal income taxes as mid-term or other long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.


     With respect to shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, a shareholder considering buying shares of a fund on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

     A taxable gain or loss may be realized by a shareholder upon redemption or transfer of shares of the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

     Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See "Additional Information Concerning Taxes" in the SAI.) Distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     If the Portfolio should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by a Portfolio that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the alternative minimum tax. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum tax purposes. For individuals, the alternative minimum tax rate is 26% for alternative minimum taxable income in excess of an exemption amount and 28% for any amount of alternative minimum taxable income in excess of the exemption amount plus $175,000. For corporations, the alternative minimum tax rate is 20%. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     To the extent that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and may also be subject to state and local taxes.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

     The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

     Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

PENNSYLVANIA TAX CONSIDERATIONS

     Shareholders of the Muni Intermediate Portfolio will not be subject to Pennsylvania Personal Income Tax on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations held by the Portfolio, either when received by the Portfolio or when credited or distributed to the shareholders. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Securities"). Shareholders of the Portfolio will not be subject to the Philadelphia School District Net Income Tax imposed on Philadelphia residents on distributions from the Portfolio attributable to interest income from Pennsylvania Municipal Obligations or Federal Securities held by the Portfolio, either when received by the Portfolio or when credited or distributed to the shareholders.

     For purposes of the Pennsylvania Personal Income Tax and the School District Tax, distributions derived from investments in other than Pennsylvania Municipal Obligations and Federal Securities and distributions from net realized capital gains in respect of such investments will be taxable. Distributions qualifying as capital gain dividends for Federal income tax purposes are not taxable for purposes of the School District Tax. Gain on the disposition of a share of the Muni Intermediate Portfolio will be subject to the Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

     Shareholders of the Muni Intermediate Portfolio are not subject to the Pennsylvania personal property tax imposed by many counties in Pennsylvania to the extent that the Portfolio is comprised of Pennsylvania Municipal Obligations and Federal Securities. In addition, Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Glenmede Fund will be exempt from Pennsylvania Personal Property Taxes.

NEW JERSEY TAX CONSIDERATIONS

     It is anticipated that substantially all dividends paid by the New Jersey Muni Portfolio will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law, as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Obligations, or as interest or gain from direct U.S. Government obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey personal income tax. If the New Jersey Muni Portfolio qualifies as a qualified investment fund under New Jersey law, any gain on the redemption or sale of the Portfolio's shares will not be subject to the New Jersey personal income tax. To be classified as a qualified investment fund, at least 80% of the Portfolio's investment must consist of New Jersey Municipal Obligations or direct U.S. Government obligations; it must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables) and financial options, futures and forward contracts related to interest bearing obligations issued at a discount; and it must satisfy certain reporting obligations and provide certain information to its shareholders. Shares of the Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that a shareholder is subject to state or local taxes outside New Jersey, dividends earned by an investment in the Fund may represent taxable income.

     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividend and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of Fund shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

     The foregoing is only a summary of certain New Jersey tax considerations generally affecting the Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

OTHER STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions from the Funds. A shareholder should consult with his or her tax adviser with respect to the tax status of distributions from the Funds in a particular state and locality.

                               INVESTMENT ADVISOR

     The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At December 31, 1997, the Advisor had over $13 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.


     Under Investment Advisory Agreements (the "Investment Advisory Agreements") with the Funds, the Advisor, subject to the control and supervision of the particular Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolios and to place each Portfolio's purchase and sales orders.

     The Advisor does not receive any fee from the Funds for its investment services provided to the Portfolios described in this Prospectus. However, shareholders in the Funds who are clients of the Advisor or an Affiliate pay fees which vary depending on the capacity in which the Advisor or the Affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Funds who are customers of other Institutions may pay fees to those Institutions.

     Mary Ann B. Wirts, First Vice President and Manager of the Fixed Income Division of the Advisor, has been the portfolio manager primarily responsible for the management of the Tax-Exempt Cash Portfolio since that Portfolio commenced operations. Since November 1, 1996, Mrs. Wirts has also been the portfolio manager primarily responsible for the management of the Government Cash Portfolio. Mrs. Wirts has been employed by the Advisor since 1982.

     Laura LaRosa is the portfolio manager primarily responsible for the management of the Muni Intermediate and New Jersey Muni Portfolios. Ms. LaRosa has been primarily responsible for the management of those Portfolios since November 1994. Prior to her employment with the Advisor, Ms. LaRosa was Vice President of Institutional Sales at Hopper Soliday, Philadelphia from 1986 through October 1994. Ms. LaRosa has been employed by the Advisor since November 1994.

     Timothy M. Wooley, CFA is the portfolio manager primarily responsible for the management of the Core Fixed Income Portfolio. Mr. Wooley has been primarily responsible for the management of this Portfolio since January 1, 1998. Mr. Wooley is a Fixed Income Portfolio Manager and analyst specializing in mortgage-backed securities. Prior to his employment with the Adviser, Mr. Wooley was with Meridian Capital Markets and Meridian Bank for five years, most recently serving as Vice President specializing in mortgage research. Mr. Wooley had been employed by the Adviser since 1994.

          ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

     ICC serves as the Funds' administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of the Funds' investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent,

ICC is entitled to receive fees from the Funds equal to .12% of the first $100 million of the combined net assets of the Funds; .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds and .03% of the combined net assets of the Funds over $750 million. For the fiscal year ended October 31, 1997, ICC received fees at the rate of .04% of the Government Cash Portfolio's average net assets; .04% of the Tax-Exempt Cash Portfolio's average net assets; .04% of the Core Fixed Income Portfolio's average net assets; .04% of the Muni Intermediate Portfolio's average net assets; and .04% of the New Jersey Muni Portfolio's average net assets.

                           SHAREHOLDER SERVICING PLAN

     The Funds have adopted an Amended and Restated Shareholder Servicing Plan (the "Plan") effective January 1, 1998 under which the Funds may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Funds. Pursuant to such Agreements, Servicing Agents provide shareholder support services to their clients ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05%, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plans shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to each Portfolio's Total Annual Portfolio Operating Expenses. The Advisor has entered into an Agreement with the Funds.

     The services provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

                             INVESTMENT LIMITATIONS

     Each Portfolio will not:

     (a) purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (b) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

     (c) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in this Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

     (d) issue senior securities except that a Portfolio may borrow money in accordance with investment limitation (e), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

     (e) borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

     With respect to investment limitation (b), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     Each Portfolio, with the exceptions of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

     (a) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

     Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these Portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio, compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be in compliance with the diversification limitation in paragraph (a). Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company, the Code requires, among other things, that at the end of each quarter, no more than 5% of the value of a Portfolio's total assets may be invested in the securities of any one issuer, and no more than 10% of the outstanding voting securities of such issuer may be held by the Portfolio, except that (a) up to 50% of the value of the Portfolio's total assets may be invested without regard to these limitations, provided that no more than 25% of the value of the Portfolio's total assets are invested in the securities of any one issuer (or two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses); (b) the foregoing limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (c) a Portfolio will be considered to have violated these diversification requirements only if the noncompliance results from an acquisition of securities during the quarter and is not cured within 30 days after the end of the quarter.

     If a percentage restriction for a Portfolio is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction. If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less.


     The investment limitations described here and in the SAI other than those relating to Rule 2a-7 are fundamental policies of the Portfolios and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Portfolio.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

     Glenmede Portfolios was organized as a Massachusetts business trust on March 3, 1992. Glenmede Portfolios' Master Trust Agreement authorizes Glenmede Portfolios' Board to issue an unlimited number of shares of beneficial interest with a $.001 par value. Glenmede Portfolios' Board has the power to designate one or more series (Sub-Trusts) of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such Sub-Trusts. Currently, Glenmede Portfolios is offering shares of two Sub-Trusts, the Muni Intermediate and New Jersey Muni Portfolios.

     The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund voting for the election of its Board members can elect 100% of the Board of that Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the particular Fund. The Funds will not hold annual meetings of shareholders, except as required by the 1940 Act, the next sentence and other applicable law. Each Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the particular Fund. To the extent required by the undertaking, the particular Fund will assist shareholder communication in such matters. The staff of the Commission has expressed the view that the use of this combined Prospectus for the Funds may subject a Fund to liability for misstatements, inaccuracies or incomplete disclosure about the other Fund.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Glenmede Fund shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Glenmede Fund voting without regard to the Portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

     At January 31, 1998, the Advisor was the record owner of substantially all of the outstanding shares of each Portfolio.

DISTRIBUTOR

     ICC Distributors, Inc., P.O. Box 7558, Portland, Maine 04101, serves as the Funds' distributor.

CUSTODIAN

     The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of the Funds' respective assets.

TRANSFER AGENT

     ICC, One South Street, Baltimore, Maryland 21202, acts as the Funds' transfer agent.

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania, serves as independent accountants for each of the Funds and will audit its respective financial statements annually.

REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

COUNSEL

     Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to each of the Funds.

                           BOARD MEMBERS AND OFFICERS

     The business and affairs of each of the Funds are managed under the direction of its Board. The following is a list of the Board members and officers of each of the Funds and a brief statement of their principal occupations during the past five years:

    Name and Address                         Age           Principal Occupation During Past Five Years
------------------------                     ---   ---------------------------------------------------
H. Franklin Allen, Ph.D.                     41    Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                                 Portfolios; Nippon Life Professor of Finance and Economics;
The Wharton School                                 Professor of Finance and Economics from 1990-1996; Vice
University of Pennsylvania                         Dean and Director of Wharton Doctoral Programs from 1990-
Philadelphia, PA 19104-6367                        1993.  He has been employed by The University of
                                                   Pennsylvania since 1980.

Willard S. Boothby, Jr.                      76    Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                              Portfolios; Director, Penn Engineering & Manufacturing Corp.;
Wyndmoor, PA 19118                                 Former Director of Georgia-Pacific Corp.; Former Managing
                                                   Director of PaineWebber, Inc.

John W. Church, Jr.                          65    Chairman and Director of Glenmede Fund; Chairman and
44 Wistar Road                                     Trustee of The Glenmede Portfolios; Retired, formerly the
Villanova, PA 19085                                Executive Vice President and Chief Investment Officer of The
                                                   Glenmede Trust Company.  Mr. Church was employed by The
                                                   Glenmede Trust Company from 1979-1997.

Francis J. Palamara                          72    Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                     Portfolios; Trustee of Gintel Fund; Director, XTRA
Phoenix, AZ 85064-4024                             Corporation; Former Executive Vice President--Finance of
                                                   ARAMARK, Inc.

G. Thompson Pew, Jr.*                        55    Director of Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                                 Portfolios; Director of the Glenmede Trust Company;
Bryn Mawr, PA 19010                                Former Director of Brown & Glenmede Holdings, Inc.;
                                                   Former Co-Director, Principal and Officer of Philadelphia
                                                   Investment Banking Co.; Former Director and Officer of Valley
                                                   Forge Administrative Services Company.

Mary Ann B. Wirts                            46    President of Glenmede Fund and The Glenmede Portfolios;
One Liberty Place                                  First Vice President and Manager of the Fixed Income Division
1650 Market Street, Suite 1200                     of The Glenmede Trust Company.  She has been employed by
Philadelphia, PA 19103                             The Glenmede Trust Company since 1982.

Kimberly C. Osborne                          32    Executive Vice President of Glenmede Fund and The Glenmede
One Liberty Place                                  Portfolios; Vice President of The Glenmede Trust Company.
1650 Market Street, Suite 1200                     She has been employed by The Glenmede Trust Company since
Philadelphia, PA 19103                             1993.  From 1992-1993, she was a Client Service Manager
                                                   with Mutual Funds Service Company, and from 1987-1992, she was a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                            38    Secretary of Glenmede Fund and The Glenmede Portfolios;
Philadelphia National Bank Building                Partner in the law firm of Drinker Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                           54    Assistant Secretary of Glenmede Fund and The Glenmede
One South Street                                   Portfolios; Principal, BT Alex. Brown Inc.; Executive Vice
Baltimore, MD 21202                                President of ICC.


Joseph A. Finelli                            41    Treasurer of Glenmede Fund and The Glenmede Portfolios.  He
One South Street                                   has been a Vice President of BT Alex. Brown Inc. since 1995.
Baltimore, MD 21202                                Prior thereto, he was Vice President and Treasurer of The
                                                   Delaware Group.

------------

* Mr. Pew is an "interested person" of the Funds as that term is defined in the 1940 Act.


  For additional information concerning remuneration of Board members see "Management of the Funds" in the SAI.

                  --------------------------------------------

     Shareholder inquiries should be addressed to the Funds at the address or telephone number stated on the cover page.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                   One South Street, Baltimore, Maryland 21202
================================================================================

                                   Prospectus

                               Dated March 2, 1998


Investment Advisor                         Administrator and Transfer Agent

The Glenmede Trust Company                 Investment Company Capital Corp.
One Liberty Place                          One South Street
1650 Market Street, Suite 1200             Baltimore, Maryland 21202
Philadelphia, PA 19103

                                           Distributor

                                           ICC Distributors, Inc.
                                           P.O. Box 7558
                                           Portland, Maine  04101

--------------------------------------------------------------------------------


                                Table of Contents
                                                                            Page

EXPENSES OF THE PORTFOLIOS................................................
FINANCIAL HIGHLIGHTS......................................................
PERFORMANCE CALCULATIONS..................................................
INVESTMENT POLICIES AND RISK FACTORS......................................
COMMON INVESTMENT POLICIES AND RISK FACTORS...............................
PURCHASE OF SHARES........................................................
REDEMPTION OF SHARES......................................................
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
  OF SHARES OF THE PORTFOLIOS.............................................
VALUATION OF SHARES.......................................................
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES..........................
INVESTMENT ADVISOR........................................................
ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES..............
SHAREHOLDER SERVICING PLAN................................................
INVESTMENT LIMITATIONS....................................................
GENERAL INFORMATION.......................................................
BOARD MEMBERS AND OFFICERS................................................


No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                            THE GLENMEDE FUND, INC.

                     Institutional International Portfolio


                             CROSS REFERENCE SHEET

                            Pursuant to Rule 495(a)
                       under the Securities Act of 1933

Form N-1A Item Number                                         Location
---------------------                                         --------
Part A                                                        Prospectus Caption
------                                                        ------------------
1.    Cover Page...........................................   Cover Page

2.    Synopsis.............................................   Expenses of the Portfolio

3.    Condensed Financial Information......................   Financial Highlights;
                                                              Performance Calculations

4.    General Description of Registrant....................   Cover Page; Investment
                                                              Objective and Policies;
                                                              Investment Techniques; Risk Factors;
                                                              Investment Limitations;
                                                              General Information

5.    Management of the Fund...............................   Investment Advisor; Administrative,
                                                              Transfer Agency and Dividend Paying
                                                              Services; Board Members and Officers;
                                                              Purchase of Shares; Redemption of Shares

5.A.  Management's Discussion of
      Fund Performance.....................................   Not Applicable

6.    Capital Stock and Other Securities...................   Purchase of Shares; Redemption of
                                                              Shares; Dividends, Capital Gains
                                                              Distributions and Taxes;
                                                              General Information

7.    Purchase of Securities Being Offered.................   Valuation of Shares; Purchase of Shares;
                                                              Redemption of Shares

8.    Redemption or Repurchase.............................   Purchase of Shares; Redemption of Shares

9.    Pending Legal Proceedings............................   Not Applicable

                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
                                (800) 442-8299
--------------------------------------------------------------------------------
                           Prospectus - March 2, 1998

INVESTMENT OBJECTIVE

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), is a no-load, open-end management investment company. Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are shares ("shares") of one class of one of these series, the Institutional International Portfolio (the "Portfolio").

Institutional International Portfolio. The objective of the Institutional International Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Institutional International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The net asset value of this Portfolio will fluctuate.

         Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

         Shares of the Portfolio are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.

--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

         This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. The SAI dated March 2, 1998, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1997 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1997 Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           EXPENSES OF THE PORTFOLIO

         The following table illustrates the expenses and fees incurred by the Institutional International Portfolio for the fiscal year ended October 31, 1997.

                       SHAREHOLDER TRANSACTION EXPENSES*

Sales Load Imposed on Purchases............................................NONE
Sales Load Imposed on Reinvested Dividends.................................NONE
Deferred Sales Load........................................................NONE
Redemption Fees............................................................NONE
Exchange Fees..............................................................NONE

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                                   Institutional
                                                                   International
                                                                     Portfolio
                                                                   -------------

Investment Advisory Fees....................................           .75%1
Administration Fees.........................................           .04%
Other Expenses..............................................           .08%
                                                                       ----
Total Operating Expenses....................................           .87%
                                                                       ====

----------------------

* A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.

1. The Glenmede Trust Company (the "Advisor") has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of such Portfolio's average net assets.

         The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in the Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolio's expenses see "Investment Advisor" and "Administrative, Transfer Agency and Dividend Paying Services."

         The following example illustrates the estimated expenses that an investor in the Portfolio would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. As noted in the above table, Glenmede Fund charges no redemption fees of any kind.

                                1 Year       3 Years      5 Years       10 Years
                                -------      -------      -------       --------

Institutional International
  Portfolio...................     $ 9          $28          $48           $107

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

         The table below sets forth financial highlights of the Institutional International Portfolio for the respective periods presented. The data presented for the Portfolio is derived from the Portfolio's Financial Statements included in Glenmede Fund's 1997 Annual Report to Shareholders, which Financial Statements and the report thereon of Coopers & Lybrand L.L.P., Glenmede Fund's independent accountants, are incorporated by reference into the SAI. The following information should be read in conjunction with those Financial Statements.

                     Institutional International Portfolio


                                                Year Ended    Year Ended   Year Ended    Year Ended   Year Ended   Period Ended
                                                 Oct. 31,      Oct. 31,     Oct. 31,      Oct. 31,     Oct. 31,      Oct. 31,
                                                   1997          1996         1995           1994         1993          1992+
                                                ----------    ----------   ----------     ---------    --------      --------
Net asset value, beginning of year............... $13.67       $12.34        $12.63       $12.00         $9.42         $10.00
                                                  ------       ------        ------       ------         -----         ------
Income from investment operations:
  Net investment income#.........................   0.27         0.28          0.19         0.16          0.15           0.03
  Net realized and unrealized gain/(loss)
   on investments................................   1.86         1.50         (0.13)        1.49          2.88          (0.60)
                                                  ------       ------         ------      ------        ------         ------
    Total from investment operations.............   2.13         1.78          0.06         1.65          3.03          (0.57)
                                                  ------       ------         -----       ------        ------         ------

Less Distributions:
  Distributions from net investment
   income........................................  (0.22)       (0.25)        (0.18)       (0.13)        (0.14)         (0.01)
  Distributions from net realized
   capital gains.................................  (0.61)       (0.14)        (0.17)       (0.87)        (0.31)          --
  Distributions in excess of net
   realized gains................................   --          (0.06)          --         (0.02)         --             --
     Distributions in excess of net .............  (0.08)         --            --           --           --             --
                                                   ------      ------        ------       ------        ------         ----
     investment income

    Total Distributions..........................  (0.91)       (0.45)        (0.35)       (1.02)        (0.45)         (0.01)
                                                   ------      -------        -----       ------        ------         ------

Net asset value, end of year..................... $14.89       $13.67        $12.34       $12.63        $12.00          $9.42
                                                  ======       ======        ======       ======        ======          =====
Total return++...................................  15.54%       14.46%         0.38%       13.85%        32.34%         (5.60)%
                                                   ======      =======       =======      =======       =======         =======



                                      -5-



                                                     Year Ended    Year Ended    Year Ended   Year Ended   Year Ended   Period Ended
                                                      Oct. 31,      Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,      Oct. 31,
                                                        1997          1996          1995          1994         1993          1992+
                                                     ----------    ----------    ----------    ---------    --------      --------

Ratios to average net assets/ Supplemental data:

Net assets, end of year (in 000's)                     $81,659       $58,390       $44,206      $17,076      $12,979       $9,416
Ratio of operating expenses to average
 net assets**                                           0.87%         0.95%         0.93%        1.00%        1.00%        1.00%*
Ratio of net investment income to average
 net assets                                             1.94%         2.06%         1.78%        1.29%        1.41%        1.28%*
Portfolio turnover rate                                   15%           10%           25%          39%          34%          10%
Average commissions per share##                        $0.0341       $0.0200         N/A          N/A          N/A           N/A
----------------

 +   The Portfolio commenced operations on August 1, 1992.
++   Total return represents aggregate total return for the period indicated.
 *   Annualized.
**   Annualized expense ratio before waiver of fees and/or expenses reimbursed by the investment advisor for the years ended
     October 31, 1996, 1995, 1994 and 1993 and the period ended October 31, 1992 were .95%, .93%, 1.01%, 1.08% and 1.08%, respectively.
 #   Net investment income before waiver of fees and/or expenses reimbursed by the investment advisor for the years ended
     October 31, 1996, 1995, 1994 and 1993 and the period ended October 31, 1992 were $.28, $0.19, $0.16, $0.14 and $0.03, respectively.
##   Represents Average Commission rate per share charged to the Portfolio on purchases and sales of investment during the period.
     Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                                   -6-

                           PERFORMANCE CALCULATIONS

     The Institutional International Portfolio may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares.

     The Portfolio may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper") and the Morgan Stanley Capital International EAFE Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolio.

     Performance quotations represent the Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for the Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their clients will not be included in the Portfolio's calculations of total return.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Institutional International Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

     The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks and other equity securities of companies located outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Portfolio will invest an aggregate of at least 65% of its total assets in the securities of companies (other than investment companies) in at least three different countries, other than the United States.

     The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act")); U.S. or foreign securities convertible into foreign common stock; and American Depositary Receipts ("ADRs") which are U.S. domestic securities representing ownership rights in foreign companies.

     The Portfolio also may enter into forward currency exchange contracts only in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes. See "Investment Techniques--Forward Foreign Currency Exchange Contracts."

     The Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

                             INVESTMENT TECHNIQUES

     Repurchase Agreements. The Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of its total assets to be subject to repurchase agreements. The Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

     In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor currently expects that repurchase agreements will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor will mark-to-market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement, and the Portfolio will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

     In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

     The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. Default by the seller would also expose the Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities.


     Lending of Securities. The Portfolio may lend its portfolio securities with a value up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.


     "When Issued," "Delayed Settlement," and "Forward Delivery" Securities. The Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

     The Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. The Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and the Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

     Borrowing. As a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow money from banks. However, the Portfolio will not borrow money for speculative purposes.

     Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. It should be realized that this method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Depositary Receipts. The Portfolio may purchase sponsored or unsponsored ADRs. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary receipts will be deemed to be investments in the underlying securities.

     Illiquid Securities. The Portfolio will not invest more than 10% of net assets in securities that are illiquid. Illiquid securities are difficult to sell promptly at an acceptable price.

     Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.

                                 RISK FACTORS

     Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Portfolio, nor can there be any assurance that the Portfolio's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Portfolio can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Portfolio's securities, including general economic conditions, market factors and currency exchange rates. An investment in the Portfolio is not intended as a complete investment program.

     Foreign Securities. The Portfolio has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investors should recognize that investing in the securities of foreign companies involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to these and other settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.


                              PURCHASE OF SHARES

     Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by Glenmede Fund's transfer agent. See "Valuation of Shares." The minimum initial investment for the Portfolio is $25,000; the minimum for subsequent investments for the Portfolio is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in Glenmede Fund should contact the Advisor or his or her Institution.

     It is the responsibility of the Advisor of Institutions to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to Glenmede Fund's custodian, on a timely basis.


     Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

     Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES

     Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor or Institutions to transmit promptly redemption orders to the transfer agent.

     Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

     If Glenmede Fund's Board determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                                   OF SHARES

     Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities, including the Advisor, as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.


                              VALUATION OF SHARES

     The net asset value per share of the Portfolio is determined by dividing the total market value of its investments and other assets attributable to the shares, less liabilities attributable to the shares, by the total outstanding shares of the Portfolio. The net asset value per share of the Portfolio is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business and the Portfolio receives an order to purchase or redeem its shares. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value per share of the Portfolio.

     Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of that exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized, the Portfolio normally distributes such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes-Federal Taxes-Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

     Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Portfolio's "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend).

FEDERAL TAXES

     The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, the Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year. The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by the Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part, if any, of the dividends paid by the Portfolio will be eligible for the dividends received deduction.

     Substantially all of the Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. The Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable as mid-term or other long-term capital gains to the shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

     A shareholder considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

     A taxable gain or loss may be realized by a shareholder upon his redemption or transfer of shares of the Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

     It is expected that dividends and certain interest income earned by the Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income, should he so choose.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

     The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions from the Portfolio. A shareholder should consult with his tax adviser with respect to the tax status of distributions from the Portfolio in a particular state and locality.

     The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Portfolio will be exempt from Pennsylvania Personal Property Taxes.

                              INVESTMENT ADVISOR

     The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At December 31, 1997, the Advisor had over $13 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under its Investment Advisory Agreement with Glenmede Fund with respect to the Portfolio, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio's assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders.

     The Advisor is entitled to receive a fee from the Portfolio for its investment services computed daily and payable monthly, at the annual rate of
 .75% of the Portfolio's average daily net assets. Although the advisory fee rate payable by the Portfolio is higher than the rates paid by most mutual funds, Glenmede Fund's Board of Directors believes it is comparable to the rates paid by other similar funds. The Advisor has agreed to waive its fees to the extent necessary to ensure that the Portfolio's annual total operating expenses do not exceed 1.00% of its average net assets. For the fiscal year ended October 31, 1997, the Advisor received a fee of .75% (annualized) of the Portfolio's average net assets. Shareholders of the Portfolio who are customers of other Institutions may pay fees to those Institutions.

     Andrew Williams, Senior Vice President of the Advisor, is the portfolio manager for the Portfolio, and has been primarily responsible for its management since that Portfolio commenced operations. Mr. Williams has been employed by the Advisor since May 1985.

         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

     ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement and in those capacities supervises all aspects of Glenmede Fund's day-to-day operations, other than the management of Glenmede Fund's investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (collectively, the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million. For fiscal year ended October 31, 1997, ICC received fees at the rate of .04% of the Portfolio's average net assets.


                            INVESTMENT LIMITATIONS

     The Portfolio will not:

     (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

     (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

     (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of the Portfolio's total assets, at fair market value, except as described in this Prospectus and the SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

     (e) Issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

     (f) Borrow money, except that the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

     With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value of assets will not constitute a violation of such restriction. If the Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. The Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of its total net assets.

     The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Portfolio.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

     The shares of the Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of the Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares of common stock of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of common stock of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Glenmede Fund shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Glenmede Fund voting without regard to the Portfolio.

     Notwithstanding any provision of Maryland law requiring a greater vote of Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

     At January 31, 1998, the Advisor was the record owner of substantially all of the outstanding shares of the Portfolio.

DISTRIBUTOR

     ICC Distributors, Inc., P.O. Box 7558, Portland, Maine 04101, serves as Glenmede Fund's distributor.


CUSTODIAN

     The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.


TRANSFER AGENT

     ICC, One South Street, Baltimore, Maryland 21202, serves as Glenmede Fund's transfer agent.


INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania serves as independent accountants for Glenmede Fund and will audit its financial statements annually.


REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.


COUNSEL

     Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                          BOARD MEMBERS AND OFFICERS

     The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:


          Name and Address                   Age      Principal Occupation During Past Five Years
          ----------------                   ---      -------------------------------------------

H. Franklin Allen, Ph.D.                     41       Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                                    Portfolios; Nippon Life Professor of Finance and
The Wharton School                                    Economics; Professor of Finance and Economics from 1990-
University of Pennsylvania                            1996; Vice Dean and Director of Wharton Doctoral Programs
Philadelphia, PA 19104-6367                           from 1990-1993. He has been employed by The University of
                                                      Pennsylvania since 1980.

Willard S. Boothby, Jr.                      76       Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                                 Portfolios; Director of Penn Engineering & Manufacturing
Wyndmoor, PA  19118                                   Corp.; Former Director of Georgia-Pacific Corp.; Former
                                                      Managing Director of Paine Webber, Inc.

John W. Church, Jr.                          65       Chairman and Director of Glenmede Fund; Chairman and
44 Wistar Road                                        Trustee of The Glenmede Portfolios; Retired, formerly the
Villanova, PA 19085                                   Executive Vice President and Chief Investment Officer of
                                                      The Glenmede Trust Company.  Mr. Church was employed by
                                                      The Glenmede Trust Company from 1979-1997.

Francis J. Palamara                          72       Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                        Portfolios; Trustee of Gintel Fund;
Phoenix, AZ  85064-4024                               Director of XTRA Corporation; Former Executive Vice
                                                      President--Finance of ARAMARK, Inc.

G. Thompson Pew, Jr.*                        55       Director of Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                                    Portfolios; Director of The Glenmede Trust Company;
Bryn Mawr, PA  19010                                  Former Director of Brown & Glenmede Holdings, Inc.;
                                                      Former Co-Director, Principal and Officer of
                                                      Philadelphia Investment Banking Co.; Former
                                                      Director and Officer of Valley Forge Administrative
                                                      Services Company.

Mary Ann B. Wirts                            46       President of Glenmede Fund; First Vice President
One Liberty Place                                     and Manager of The Fixed Income Division of The
1650 Market Street, Suite 1200                        Glenmede Trust Company.  She has been employed by
Philadelphia, PA  19103                               The Glenmede Trust Company since 1982.

Kimberly C. Osborne                          32       Executive Vice President of Glenmede Fund; Vice President
One Liberty Place                                     of The Glenmede Trust Company.  She has been employed by
1650 Market Street, Suite 1200                        The Glenmede Trust Company since 1993.  From 1992-1993,
Philadelphia, PA  19103                               she was a Client Service Manager with Mutual Funds Service
                                                      Company and from 1987-1992, she was a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                            38       Secretary of Glenmede Fund; Partner in the law firm of
Philadelphia National Bank Building                   Drinker Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                           54       Assistant Secretary of Glenmede Fund; Principal, BT Alex.
One South Street                                      Brown Inc.; Executive Vice President of ICC.
Baltimore, MD 21202

Joseph A. Finelli                            41       Treasurer of Glenmede Fund.  He has been a Vice President
One South Street                                      of BT Alex. Brown Inc. since 1995.  Prior thereto, he was
Baltimore, MD 21202                                   Vice President and Treasurer of The Delaware Group.

--------------
* Mr. Pew is an "interested person" of Glenmede Fund as that term is defined in the 1940 Act.


     For additional information concerning remuneration of Board members see "Management of Glenmede Fund" in the SAI.

                        -----------------------------

     Shareholder inquiries should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202


                                  Prospectus

                               Dated March 2, 1998


Investment Advisor                             Administrator and Transfer Agent

The Glenmede Trust Company                     Investment Company Capital Corp.
One Liberty Place                              One South Street
1650 Market Street,                            Baltimore, Maryland 21202
Suite 1200
Philadelphia, PA 19103

                                               Distributor

                                               ICC Distributors, Inc.
                                               P.O. Box 7558
                                               Portland, Maine  04101



                               Table of Contents

                                                                           Page
                                                                           ----
EXPENSES OF THE PORTFOLIO................................................
FINANCIAL HIGHLIGHTS.....................................................
PERFORMANCE CALCULATIONS.................................................
INVESTMENT OBJECTIVE AND POLICIES........................................
INVESTMENT TECHNIQUES....................................................
RISK FACTORS.............................................................
PURCHASE OF SHARES.......................................................
REDEMPTION OF SHARES.....................................................
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
     OF SHARES...........................................................
VALUATION OF SHARES......................................................
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................................
INVESTMENT ADVISOR.......................................................
ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING
     SERVICES............................................................
INVESTMENT LIMITATIONS...................................................
GENERAL INFORMATION......................................................
BOARD MEMBERS AND OFFICERS...............................................

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by

Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                            THE GLENMEDE FUND, INC.

                          Emerging Markets Portfolio


                             CROSS REFERENCE SHEET

                           Pursuant to Rule 495 (a)
                       under the Securities Act of 1933


Form N-1A Item Number                                           Location
---------------------                                           --------
Part A                                                          Prospectus Caption
------                                                          ------------------
1.    Cover Page..........................................      Cover Page

2.    Synopsis............................................      Expenses of the Portfolio

3.    Condensed Financial Information.....................      Financial Highlights;
                                                                Performance Calculations

4.    General Description of Registrant...................      Cover page; Investment
                                                                Objective and Policies; Investment
                                                                Techniques; Risk Factors;
                                                                Investment Limitations; General
                                                                Information

5.    Management of the Fund..............................      Investment Advisor; Administrative,
                                                                Transfer Agent and Dividend Paying
                                                                Services; Board Members and
                                                                Officers; Purchase of Shares;
                                                                Redemption of Shares

5A.   Management's Discussion of
        Fund Performance..................................      Not Applicable

6.    Capital Stock and Other
        Securities........................................      Purchase of Shares; Redemption of
                                                                Shares; Dividends, Capital Gains
                                                                Distributions and Taxes; General
                                                                Information

7.    Purchase of Securities Being
        Offered...........................................      Valuation of Shares; Purchase of
                                                                Shares; Redemption of Shares

8.    Redemption or Repurchase............................      Valuation of Shares; Purchase of
                                                                Shares; Redemption of Shares

9.    Pending Legal Proceedings...........................      Not Applicable


                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202
-------------------------------------------------------------------------------
                                (800) 442-8299
-------------------------------------------------------------------------------
                           Prospectus - March 2, 1998

INVESTMENT OBJECTIVE

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), is a no-load, open-end management investment company. Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are one of these series of shares, the Emerging Markets Portfolio (the "Portfolio").

Emerging Markets Portfolio. The objective of the Emerging Markets Portfolio is to provide long-term growth of capital. The Emerging Markets Portfolio seeks to achieve its objective by investing primarily in equity securities of issuers in countries having emerging markets. The net asset value of this Portfolio will fluctuate.

         Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

         Shares of the Portfolio are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.

-------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

         This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. The SAI dated March 2, 1998, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1997 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1997 Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           EXPENSES OF THE PORTFOLIO

         The following table illustrates the expenses and fees incurred by the Emerging Markets Portfolio for the fiscal year ended October 31, 1997.

                       SHAREHOLDER TRANSACTION EXPENSES*

Sales Load Imposed on Purchases............................................NONE
Sales Load Imposed on Reinvested Dividends.................................NONE
Deferred Sales Load........................................................NONE
Redemption Fees............................................................NONE
Exchange Fees..............................................................NONE

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                                    Emerging
                                                                     Markets
                                                                    Portfolio
                                                                    ---------
Investment Advisory Fees.........................................    1.25%
Administration Fees..............................................     .04%
Other Expenses...................................................     .44%
                                                                     -----
Total Operating Expenses.........................................    1.73%
                                                                     =====
--------------------------

* A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.

         The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in the Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolio's expenses see "Investment Advisor" and "Administrative, Transfer Agency and Dividend Paying Services."

         The following example illustrates the estimated expenses that an investor in the Portfolio would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. As noted in the above table, Glenmede Fund charges no redemption fees of any kind.

                                  1 Year      3 Years      5 Years     10 Years
                                 -------      -------      -------     --------

Emerging Markets
  Portfolio.....................  $18          $54          $94          $204

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES OR PERFORMANCE.  ACTUAL EXPENSES MAY BE GREATER
OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

         The table below sets forth financial highlights of the Emerging Markets Portfolio for the respective periods presented. The data presented for the Portfolio is derived from the Portfolio's Financial Statements included in Glenmede Fund's 1997 Annual Report to Shareholders, which Financial Statements and the report thereon of Coopers & Lybrand, L.L.P., Glenmede Fund's independent accountants, are incorporated by reference into the SAI. The following information should be read in conjunction with those Financial Statements.

                                            Emerging Markets Portfolio

                                                              Year Ended                Year Ended               Period Ended
                                                             Oct. 31, 1997             Oct. 31, 1996            Oct. 31, 1995+
                                                             -------------             -------------            -------------
Net asset value, beginning of period.......................        $9.52                    $9.73                   $10.00
                                                                   -----                    -----                   ------
Income from investment operations:
  Net investment income....................................         0.03                     0.06                     0.16
  Net realized and unrealized gain/(loss)..................
   on investments..........................................         0.09                    (0.16)                   (0.31)
                                                                   -----                    ------                   ------
    Total from investment operations.......................         0.12                    (0.10)                   (0.15)
                                                                   -----                    ------                   ------

Less Distributions:
  Distributions from net investment income.................        (0.02)                   (0.08)                   (0.12)
  Distributions from net realized capital gains............        (0.57)                   (0.03)                      --
                                                                   ------                   ------                   -----

    Total Distributions....................................        (0.59)                   (0.11)                   (0.12)
                                                                   ------                   ------                   ------

Net asset value, end of period.............................        $9.05                    $9.52                    $9.73
                                                                   =====                    =====                    =====
Total return...............................................        1.01%                    (0.96)%                  (1.96)%*
                                                                   =====                    =======                  ========

Ratios to average net assets/Supplemental data:

Net assets, end of year (in 000's).........................      $95,012                  $86,385                  $27,297
Ratio of operating expenses to average
 net assets................................................         1.73%                    1.76%                    1.81%*
Ratio of net investment income to average
 net assets................................................         0.29%                    0.80%                    1.87%*
Portfolio turnover rate....................................           94%                      44%                      50%
Average Commission per Share#..............................      $0.0022                  $0.0010                       NA

                                                      -4-

-----------------------------
 +       The Portfolio commenced operations on December 14, 1994.
 *       Annualized.
 # Represents average commission rate per share changed to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal year beginning on or after September 1, 1995.

                                      -5-
PHTRANS:144250_2.WP5

                           PERFORMANCE CALCULATIONS

         The Emerging Markets Portfolio may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares.

         The Portfolio may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Emerging Markets Portfolio may be compared to data prepared by Lipper, the Morgan Stanley Capital International Emerging Markets Free Index (also known as the Emerging Markets Index) and the International Financial Corporation Composite Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolios.

         Performance quotations represent the Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for the Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their clients will not be included in the Portfolio's calculations of total return.

                       INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

         The objective of the Portfolio is to provide long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of issuers in countries having emerging markets. It is currently expected that under normal conditions at least 65% of the Portfolio's total assets will be invested in emerging market equity securities.


         The Portfolio considers countries having emerging markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. The countries may include for example, but are not limited to, the following: Turkey, India, Indonesia, Brazil, Greece, Malaysia, China, Taiwan, South Korea, Portugal and Hungary. In addition, as used in this Prospectus, "emerging market equity securities" means
(i) equity securities of companies the principal securities trading market for which is an emerging market country, as defined above, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging market countries or sales made in such emerging market countries or (iii) equity securities of companies organized under the laws of, and with a principal office in, an emerging market country. "Equity securities," as used in this Prospectus, refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). Determinations as to eligibility will be made by the Emerging Markets Portfolio's sub-advisor, Pictet International Management Limited (the "Sub-Advisor"), based on publicly available information and inquiries made to the companies. See "Risk Factors" for a discussion of the nature of information publicly available for non-U.S. companies. The Portfolio will at all times, except during defensive periods, maintain investments in at least three countries having developing markets. The Sub-Advisor will limit holdings in any one country to 15% at the time of investment.


         The Portfolio and its Sub-Advisor may, from time to time, use various methods of selecting securities for the Portfolio, and may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the Portfolio. The Sub-Advisor's philosophy for investing in emerging markets focuses on stock selection and significantly diversifying the Portfolio's investments on a company and country level. The Sub-Advisor uses a proprietary data base which screens for emerging markets that meet the Sub-Advisor's strict quantitative criteria. Generally, in order for a country to be included by the Sub-Advisor as a permissible emerging market investment it must satisfy three conditions and meet certain additional criteria. First, the country must meet certain custodial criteria, such as security of assets and international experience. Second, the country typically satisfies certain socioeconomic conditions, including political stability, freedom to invest and repatriate capital and deregulation of the economy. Third, the country typically satisfies specific cyclical criteria, including liquidity conditions, industrial production capacity constraints, direction of real interest rates and the valuation of the market.

         For long-term growth of capital, the Portfolio may invest up to 35% of its total assets in debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Group, Division of McGraw Hill ("S&P") or are unrated debt securities deemed to be of comparable quality by the Sub-Advisor. Securities with the lowest rating in the investment grade category (i.e., Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. Certain debt securities can provide the potential for long-term growth of capital based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds can provide the potential for long-term growth of capital through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible. However, there can be no assurances that debt securities or convertible bonds will provide long-term growth of capital.

         The Portfolio may lend its portfolio securities. In addition, the Portfolio may enter into forward foreign currency contracts and reverse repurchase agreements. When deemed appropriate by the Sub-Advisor, the Portfolio may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "Investment Objective and Policies" in the SAI.

     When the Sub-Advisor believes that market conditions warrant, the Portfolio may adopt a temporary defensive position and may invest without limit in high-quality money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Investment Techniques -- Temporary Investments."

                             INVESTMENT TECHNIQUES

         Temporary Investments. As determined by the Sub-Advisor, when market conditions warrant, the Portfolio may invest up to 100% of its total assets in the following high-quality (that is, rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Sub-Advisor) money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. The Emerging Markets Portfolio also may purchase shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act").


         Repurchase Agreements. The Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Sub-Advisor. Under normal circumstances, however, the Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of its total assets to be subject to repurchase agreements. The Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.


         In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Sub-Advisor currently expects that repurchase agreements will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Sub-Advisor will mark to market daily the value of the securities purchased, and the Sub-Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Sub-Advisor will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement, and the Portfolio will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Sub-Advisor under procedures adopted by the Board of Directors.

         In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. Default by the seller would also expose the Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities.

         Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Emerging Markets Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

         The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of liquid securities at least equal to its purchase obligations under these agreements. The Sub-Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

         The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

         The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Portfolio at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that the Portfolio may not be able to substantiate its interest in the underlying securities.

         Lending of Securities. Subject to the limitation above under "Reserve Repurchase Agreements," the Portfolio may lend its portfolio securities with a value up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Sub-Advisor to be of good standing.

         "When Issued," "Delayed Settlement," and "Forward Delivery" Securities. The Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. The Portfolio will maintain a separate account of cash, U.S.

Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

         The Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. The Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and the Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

         Borrowing. As a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow money from banks. However, the Portfolio will not borrow money for speculative purposes.

         Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. It should be realized that this method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Depositary Receipts. The Emerging Markets Portfolio may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, "Depositary Receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are depository receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

         Illiquid Securities. The Portfolio will not invest more than 15% of net assets in securities that are illiquid. Illiquid securities are difficult to sell promptly at an acceptable price.

         Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.

                                 RISK FACTORS

         Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Portfolio, nor can there be any assurance that the Portfolio's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Portfolio can decrease as well as increase, depending on the variety of factors which may affect the values and income generated by the Portfolio's securities, including general economic conditions, market factors and currency exchange rates. An investment in the Portfolio is not intended as a complete investment program.

         Foreign Securities. The Portfolio has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investors should recognize that investing in the securities of foreign companies involve special risks and considerations not typically associated with investing in U.S. companies.
These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         These risks are often heightened for investments in developing or emerging markets, including certain Eastern European countries where the risks include the possibility that such countries may revert to a centrally planned economy. Developing countries may also impose restrictions on the Portfolio's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

         Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

         Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to these and other settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

         There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.

                             PURCHASE OF SHARES

         Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by Glenmede Fund's transfer agent. See "Valuation of Shares." The minimum initial investment for the Portfolio is $25,000; the minimum for subsequent investments for the Portfolio is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in Glenmede Fund should contact the Advisor or his or her Institution.


         It is the responsibility of the Advisor or Institutions to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to Glenmede Fund's custodian, on a timely basis.


         Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

         Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES


         Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor or Institutions to transmit promptly redemption orders to the transfer agent.


         Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

         If Glenmede Fund's Board determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.




             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                                   OF SHARES

         Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities, including the Advisor, as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.

                              VALUATION OF SHARES

         The net asset value of the Portfolio is determined by dividing the total market value of its investments and other assets, less any of its liabilities, by the total outstanding shares of the Portfolio. The Portfolio's net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business and the Portfolio receives an order to purchase or redeem its shares. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Portfolio.

         Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of that exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized, the Portfolio normally distributes such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes-Federal Taxes-Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Portfolio's "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Portfolio by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

         The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, the Portfolio's investment company taxable income will be its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gains excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by the Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part (if any) of the dividends paid by the Portfolio will be eligible for the dividends received deduction.

         Substantially all of the Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. The Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to the shareholders who are not currently exempt from Federal income taxes as mid-term or other long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

         A shareholder considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon his redemption or transfer of shares of the Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

         It is expected that dividends and certain interest income earned by the Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income, should he so choose.

         Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

         Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

         Shareholders may also be subject to state and local taxes on distributions from Glenmede Fund. A shareholder should consult with his tax adviser with respect to the tax status of distributions from Glenmede Fund in a particular state and locality.

         Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Portfolio will be exempt from Pennsylvania Personal Property Taxes.


                              INVESTMENT ADVISOR

         The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At December 31, 1997, the Advisor had over $13 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

         Under its Investment Advisory Agreement with Glenmede Fund with respect to the Portfolio, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, has agreed to manage the investment and reinvestment of the Portfolio assets, make investment decisions for the Portfolio and place the Portfolio's purchase and sales orders.

         Pursuant to that Agreement, the Advisor also may select a person to act as sub-advisor. The Advisor and Glenmede Fund, on behalf of the Emerging Markets Portfolio, have entered into a sub-investment advisory agreement with Pictet International Management Limited, located at Cutlers Gardens,
5 Devonshire Square, London, United Kingdom EC2M 4LD. The Sub-Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, performs sub-advisory and portfolio transaction services for the Portfolio, including managing the Portfolio's holdings in accordance with the Portfolio's investment objective and policies, making investment decisions concerning foreign assets for the Portfolio, placing purchase and sale orders for portfolio transactions and employing professional portfolio managers and security analysts who provide research services to the Portfolio.

         The Advisor and Sub-Advisor are entitled to receive fees from the Portfolio for their investment services computed daily and payable monthly at the annual rate of .75% and .50%, respectively, of the Portfolio's average daily net assets. The aggregate fees paid to the Portfolio's Advisor and Sub-Advisor are higher than advisory fees paid by most other U.S. investment companies. Glenmede Fund's Board believes such fees are comparable to the rates paid by other similar funds. For the fiscal year ended October 31, 1997, the Advisor received a fee of .75% of the Portfolio's average net assets and the Sub-Advisor received a fee at the rate of .50% of the Portfolio's average net assets. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions.

         The Sub-Advisor is an affiliate of Pictet & Cie (the "Bank"), a Swiss private bank, which was founded in 1805. As of December 31, 1997, the Bank managed in excess of $52 billion for institutional and private clients. The Bank is owned by seven partners. The Sub-Advisor was established in 1980 to manage the investment needs of clients seeking to invest in the international fixed revenue and equity markets.


         Douglas Polunin, Senior Investment Manager at the Sub-Advisor, is a co-portfolio manager for the Emerging Markets Portfolio. Mr. Polunin has been employed by the Sub-Advisor since January 1989. Prior to his employment with the Sub-Advisor, Mr. Polunin had been with Union Bank of Switzerland since 1982.

         Morid Kamshad, Senior Investment Manager at the Sub-Advisor, is a co-portfolio manager for the Emerging Markets Portfolio. Mr. Kamshad has been employed by the Sub-Advisor since July 1995. Prior to his employment with the Sub-Advisor, from March 1994 to July 1995, Mr. Kamshad worked at HSBC Asset Management as an analyst specializing in the emerging markets of Europe and the Middle East. From August 1989 to December 1993, he worked at Air Products and Chemicals as a business development manager.

         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

         ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement and in those capacities supervises all aspects of Glenmede Fund's day-to-day operations, other than the management of Glenmede Fund's investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (collectively, the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds and .03% of the combined net assets of the Funds over $750 million. For the fiscal year ended October 31, 1997, ICC received fees at the rate of .04% of the Portfolio's average net assets.


                            INVESTMENT LIMITATIONS

         The Portfolio will not:

         (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

         (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 15% of the Emerging Markets Portfolio's total assets, each at fair market value, except as described in this Prospectus and the SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (e) Issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

         (f) Borrow money, except that the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

         With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value of assets will not constitute a violation of such restriction. If the Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. The Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of its total net assets.

         The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Portfolio.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

         The shares of the Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of the Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Glenmede Fund shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Glenmede Fund voting without regard to the Portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

         At January 31, 1998, the Advisor was the record owner of substantially all of the outstanding shares of the Portfolio.

DISTRIBUTOR

         ICC Distributors, Inc., P.O. Box 7558, Portland, Maine 04101, serves as Glenmede Fund's distributor.


CUSTODIAN

         The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.


TRANSFER AGENT

         ICC, One South Street, Baltimore, Maryland 21202, serves as Glenmede Fund's transfer agent.


INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand, L.L.P., Philadelphia, Pennsylvania serves as independent accountants for Glenmede Fund and will audit its financial statements annually.


REPORTS

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.


COUNSEL

         Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                          BOARD MEMBERS AND OFFICERS

         The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:

          Name and Address                   Age      Principal Occupation During Past Five Years
          ----------------                   ---      -------------------------------------------

H. Franklin Allen, Ph.D.                     41       Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                                    Portfolios; Nippon Life Professor of Finance and
The Wharton School                                    Economics; Professor of Finance and Economics from 1990-1996;
University of Pennsylvania                            Vice Dean and Director of Wharton Doctoral Programs
Philadelphia, PA 19104-6367                           from 1990-1993. He has been employed by The University of
                                                      Pennsylvania since 1980.

Willard S. Boothby, Jr.                      76       Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                                 Portfolios; Director of Penn Engineering & Manufacturing
Wyndmoor, PA  19118                                   Corp.; Former Director of Georgia-Pacific Corp.; Former
                                                      Managing Director of Paine Webber, Inc.

John W. Church, Jr.                          65       Chairman and Director of Glenmede Fund; Chairman and
44 Wistar Road                                        Trustee of The Glenmede Portfolios; Retired, formerly the
Villanova, PA 19085                                   Executive Vice President and Chief Investment Officer of
                                                      The Glenmede Trust Company. Mr. Church was employed by The
                                                      Glenmede Trust Company from 1979-1997.

Francis J. Palamara                          72       Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                        Portfolios; Trustee of Gintel Fund;
Phoenix, AZ  85064-4024                               Director of XTRA Corporation; Former Executive Vice
                                                      President--Finance of ARAMARK, Inc.

G. Thompson Pew, Jr.*                        55       Director of Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                                    Portfolios; Director of The Glenmede Trust Company;
Bryn Mawr, PA  19010                                  Former Director of Brown & Glenmede Holdings, Inc.;
                                                      Former Co-Director, Principal and Officer of
                                                      Philadelphia Investment Banking Co.; Former
                                                      Director and Officer of Valley Forge
                                                      Administrative Services Company.

Mary Ann B. Wirts                            46       President of Glenmede Fund; First Vice President
One Liberty Place                                     and Manager of The Fixed Income Division of The
1650 Market Street, Suite 1200                        Glenmede Trust Company.  She has been employed by
Philadelphia, PA  19103                               The Glenmede Trust Company since 1982.

Kimberly C. Osborne                          32       Executive Vice President of Glenmede Fund; Vice President
One Liberty Place                                     of The Glenmede Trust Company.  She has been employed by
1650 Market Street, Suite 1200                        The Glenmede Trust Company since 1993.  From 1992-1993,
Philadelphia, PA  19103                               she was a Client Service Manager with Mutual Funds Service
                                                      Company and from 1987-1992, she was a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                            38       Secretary of Glenmede Fund; Partner in the law firm of
Philadelphia National Bank Building                   Drinker Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                           54       Assistant Secretary of Glenmede Fund; Principal, BT Alex.
One South Street                                      Brown Inc.; Executive Vice President of ICC.
Baltimore, MD 21202

Joseph A. Finelli                            41       Treasurer of Glenmede Fund.  He has been a Vice President
One South Street                                      of BT Alex. Brown Inc. since 1995.  Prior thereto, he was
Baltimore, MD 21202                                   Vice President and Treasurer of The Delaware Group.


                                     -27-

--------------

* Mr. Pew is an "interested person" of Glenmede Fund as that term is defined in the 1940 Act.

         For additional information concerning remuneration of Board members see "Management of Glenmede Fund" in the SAI.


                          --------------------------

         Shareholder inquiries should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202


                                  Prospectus

                               Dated March 2, 1998


Investment Advisor                             Administrator and Transfer Agent

The Glenmede Trust Company                     Investment Company Capital Corp.
One Liberty Place                              One South Street
1650 Market Street, Suite 1200                 Baltimore, Maryland 21202
Philadelphia, PA 19103

Investment Sub-Advisor                         Distributor
(for Emerging Markets Portfolio)

Pictet International Management Limited        ICC Distributors, Inc.
Cutlers Garden                                 P.O. Box 7558
5 Devonshire Square                            Portland, Maine 04101
London, United Kingdom
EC2M 4LD


                               Table of Contents

                                                                        Page
                                                                        ----

EXPENSES OF THE PORTFOLIO.......................................
FINANCIAL HIGHLIGHTS............................................
PERFORMANCE CALCULATIONS........................................
INVESTMENT OBJECTIVE AND POLICIES...............................
INVESTMENT TECHNIQUES...........................................
RISK FACTORS....................................................
PURCHASE OF SHARES..............................................
REDEMPTION OF SHARES............................................
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
         OF SHARES..............................................
VALUATION OF SHARES.............................................
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES................
INVESTMENT ADVISOR..............................................
ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING
         SERVICES...............................................
INVESTMENT LIMITATIONS..........................................
GENERAL INFORMATION.............................................
BOARD MEMBERS AND OFFICERS......................................


No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE GLENMEDE FUND, INC.

                             Global Equity Portfolio


                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

Form N-1A Item Number                                         Location
---------------------                                         --------
Part A                                                        Prospectus Caption
------                                                        ------------------

1.    Cover Page..........................................    Cover Page

2.    Synopsis............................................    Expenses of the Portfolio

3.    Condensed Financial Information.....................    Performance Calculations

4.    General Description of Registrant...................    Cover Page; Investment
                                                              Objective and Policies;
                                                              Investment Techniques; Risk Factors;
                                                              Investment Limitations;
                                                              General Information

5.    Management of the Fund..............................    Investment Advisor; Administrative,
                                                              Transfer Agency and Dividend Paying
                                                              Services; Purchase of Shares; Redemption
                                                              of Shares

5     A.Management's Discussion of
      Fund Performance ...................................    Not Applicable

6.    Capital Stock and Other Securities .................    Purchase of Shares; Redemption of Shares;
                                                              Dividends, Capital Gains Distributions and
                                                              Taxes; General Information

7.    Purchase of Securities Being Offered ...............    Purchase of Shares; Redemption of Shares

8.    Redemption or Repurchase............................    Purchase of Shares; Redemption of Shares

9.    Pending Legal Proceedings...........................    Not Applicable



                             THE GLENMEDE FUND, INC.
                   One South Street, Baltimore, Maryland 21202
--------------------------------------------------------------------------------

                                 (800) 442-8299

                           Prospectus - March 2, 1998

INVESTMENT OBJECTIVE

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), is an open-end management investment company. Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are one of these series of shares, the Global Equity Portfolio (the "Portfolio").

Global Equity Portfolio. The objective of the Global Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Global Equity Portfolio seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities of companies located inside and outside the United States. The net asset value of this Portfolio will fluctuate.

         Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

         Shares of the Portfolio are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.
--------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

         This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. The SAI dated March 2, 1998, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. A copy of the SAI may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            EXPENSES OF THE PORTFOLIO

         Below is information regarding the shareholder transaction expenses charged by the Portfolio and the operating expenses which the Portfolio expects to incur during the current fiscal year. An example based on this information is also provided.

                       SHAREHOLDER TRANSACTION EXPENSES*

Sales Load Imposed on Purchases............................................NONE
Sales Load Imposed on Reinvested Dividends.................................NONE
Deferred Sales Load........................................................NONE
Redemption Fees............................................................NONE
Exchange Fees..............................................................NONE

                      ANNUAL PORTFOLIO OPERATING EXPENSES
                    (as a percentage of average net assets)

                                                               Global
                                                               Equity
                                                              Portfolio
                                                              ---------
Investment Advisory Fees..............................          .70%
Administration Fees...................................          .04%
Other Expenses........................................          .11%
                                                                ----
Total Operating Expenses..............................          .85%
                                                                ====

----------------------
* A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.

         The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in the Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolio's expenses see "Investment Advisor" and "Administrative, Transfer Agency and Dividend Paying Services."

         The following example illustrates the estimated expenses that an investor in the Portfolio would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. As noted in the above table, Glenmede Fund charges no redemption fees of any kind.

                                                        1 Year       3 Years
                                                        ------       -------
Global Equity Portfolio.............................      $9           $27


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES OR PERFORMANCE.  THE ABOVE FIGURES ARE ESTIMATES
ONLY.  ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

         The table below sets forth financial highlights of the Global Equity Portfolio. The data presented for the Portfolio is derived from the Portfolio's unaudited financial statements which are included in the SAI. The following information should be read in conjunction with those financial statements.

                            Global Equity Portfolio

                                                                  Period Ended
                                                               January 31, 1998+
                                                               -----------------
Net asset value, beginning of period                              $ 10.00
                                                                   ------
Income from investment operations:
     Net investment income                                           0.03
     Net realized and unrealized gain/(loss)
         on investments                                              0.13

              Total from investment operations                       0.16

Less Distributions:
     Distributions from net investment income                       (0.03)
                                                                   ------

         Total Distributions                                        (0.03)
                                                                   ------

Net asset value, end of period                                    $ 10.14
                                                                   ======

Total return                                                         2.10%

Ratios to average net assets/ Supplemental data:

Net assets, end of period (in 000's)                              $ 25,349
Ratio of operating expenses to
     average net assets                                               0.85%
Ratio of net investment income to
     average net assets                                               1.16%
Portfolio turnover rate                                                 27%
Average commission per share                                      $ 0.0351

-----------------
+  The Portfolio commenced operations on November 4, 1997.
*  Annualized.

                           PERFORMANCE CALCULATIONS

         The Global Equity Portfolio may advertise or quote total return data from time to time. Total return will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio during the period are reinvested in Portfolio shares.

         The Portfolio may compare its total return to that of other investment companies with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper"), the MSCI World Index and the Morgan Stanley Capital International EAFE Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performances of the Portfolio.

         Performance quotations represent the Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for the Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their clients will not be included in the Portfolio's calculations of total return.

                       INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Global Equity Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

         The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities and securities convertible into equity securities of companies located inside and outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of countries, which may include, but are not limited to, the United States, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities and securities convertible into equity securities.

         The Portfolio also may enter into forward currency exchange contracts only in order to hedge against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities; it may not enter into such contracts for speculative purposes. See "Investment Techniques--Forward Foreign Currency Exchange Contracts."


         The Portfolio intends to remain, for the most part, fully invested in equity securities and securities convertible into equity securities. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act") and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

                             INVESTMENT TECHNIQUES

         Repurchase Agreements. The Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of its total assets to be subject to repurchase agreements. The Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

         In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor currently expects that repurchase agreements will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor will mark-to-market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement, and the Portfolio will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

         In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. Default by the seller would also expose the Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities.

        Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Portfolio is temporarily borrowing funds at an agreed upon interest rate from the purchaser of the security, and the sale of the security represents collateral for the loan. The Portfolio retains record ownership of the security and the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security by remitting the proceeds previously received, plus interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. These agreements, which are treated as if reestablished each day, are expected to provide the Portfolio with a flexible borrowing tool. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

         The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of liquid securities at least equal to its purchase obligations under these agreements. The Advisor will consider the creditworthiness of the other party in determining whether the Portfolio will enter into a reverse repurchase agreement.

         The use of reverse repurchase agreements involves certain risks. For example, the other party to the agreement may default on its obligation or become insolvent and unable to deliver the securities to the Portfolio at a time when the value of the securities has increased. Reverse repurchase agreements also involve the risk that the Portfolio may not be able to substantiate its interest in the underlying securities.

         The Portfolio is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions.

Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.


         Lending of Securities. Subject to the limitation above under "Reverse Repurchase Agreements," the Portfolio may lend its portfolio securities with a value up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.


         "When Issued," "Delayed Settlement," and "Forward Delivery" Securities. The Portfolio may purchase and sell securities on a "when issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

         The Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. The Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and the Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

         Investment Company Securities. The Portfolio may invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the Portfolio. The Portfolio will limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.

         Borrowing. As a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow money from banks. However, the Portfolio will not borrow money for speculative purposes.

         Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. It should be realized that this method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Depositary Receipts. The Portfolio may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, "Depositary Receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are depositary receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

         Illiquid Securities. The Portfolio will not invest more than 15% of net assets in securities that are illiquid.

         Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.

                                 RISK FACTORS

         Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Portfolio, nor can there be any assurance that the Portfolio's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Portfolio can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Portfolio's securities, including general economic conditions, market factors and currency exchange rates. An investment in the Portfolio is not intended as a complete investment program.

         Foreign Securities. The Portfolio has the right to purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
Investors should recognize that investing in the securities of foreign companies involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         These risks are often heightened for investments in developing or emerging markets, including certain Eastern European countries where the risks include the possibility that such countries may revert to a centrally planned economy. Developing countries may also impose restrictions on the Portfolio's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.

         Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

         Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

         Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to these and other settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         In many emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

         There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.


                              PURCHASE OF SHARES

         Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt, in proper order, of the purchase order by Glenmede Fund's transfer agent. See "Valuation of Shares." The minimum initial investment for the Portfolio is $25,000; the minimum for subsequent investments for the Portfolio is $1,000. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. A prospective investor wishing to purchase shares in Glenmede Fund should contact the Advisor or his or her Institution.


         It is the responsibility of the Advisor or Institutions to transmit their clients' orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to Glenmede Fund's custodian, on a timely basis.


         Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

         Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


                             REDEMPTION OF SHARES


         Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor or Institutions to transmit promptly redemption orders to the transfer agent.


         Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "SEC"). See "Valuation of Shares" for the days on which the Exchange is closed.

         If Glenmede Fund's Board determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.




             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                                   OF SHARES

         Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities, including the Advisor, as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.


                              VALUATION OF SHARES

         The net asset value of the Portfolio is determined by dividing the total market value of its investments and other assets, less any of its liabilities, by the total outstanding shares of the Portfolio. The Portfolio's net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business and the Portfolio receives an order to purchase or redeem its shares. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Portfolio.

         Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of that exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized, the Portfolio normally distributes such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes-Federal Taxes-Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Portfolio's "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend).

FEDERAL TAXES

         The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, the Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year. The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by the Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part, if any, of the dividends paid by the Portfolio will be eligible for the dividends received deduction.

         Substantially all of the Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. The Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to the shareholders who are not currently exempt from Federal income taxes as mid-term or other long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

         A shareholder considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon his redemption or transfer of shares of the Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

         It is expected that dividends and certain interest income earned by the Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income, should he so choose.

         Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31, in the event such dividends are paid during January of the following year.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

         Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

         Shareholders may also be subject to state and local taxes on distributions from the Portfolio. A shareholder should consult with his tax adviser with respect to the tax status of distributions from the Portfolio in a particular state and locality.

         The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of the Portfolio will be exempt from Pennsylvania Personal Property Taxes.


                              INVESTMENT ADVISOR

         The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At December 31, 1997, the Advisor had over $13 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

         Under its Investment Advisory Agreement with Glenmede Fund with respect to the Portfolio, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio's assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders.


         The Advisor is entitled to receive a fee from the Portfolio for its investment services computed daily and payable monthly, at the annual rate of
 .70% of the Portfolio's average daily net assets. Although the advisory fee rate payable by the Portfolio is higher than the rates paid by most mutual funds, Glenmede Fund's Board of Directors believes it is comparable to the rates paid by other similar funds. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions.


         Andrew Williams, Senior Vice President of the Advisor, is the portfolio manager for the Portfolio, and has been primarily responsible for its management since the Portfolio commenced operations. Mr. Williams has been employed by the Advisor since May 1985.

         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

         ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement and in those capacities supervises all aspects of Glenmede Fund's day-to-day operations, other than the management of Glenmede Fund's investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (collectively, the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million.

                            INVESTMENT LIMITATIONS

         The Portfolio will not:

         (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

         (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 15% of the Portfolio's total assets, at fair market value, except as described in this Prospectus and the SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (e) Issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

         (f) Borrow money, except that the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

         With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value of assets will not constitute a violation of such restriction. If the Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. The Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of its total net assets.

         The investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Portfolio.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, Glenmede Fund is offering shares of ten Portfolios.

         The shares of the Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of the Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Glenmede Fund shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Glenmede Fund voting without regard to the Portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

         At January 31, 1998, the Advisor was the record owner of substantially all of the outstanding shares of the Portfolio.


DISTRIBUTOR

         ICC Distributors, Inc., P.O. Box 7558, Portland, Maine 04101, serves as Glenmede Fund's distributor.

CUSTODIAN

         The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.


TRANSFER AGENT

         ICC, One South Street, Baltimore, Maryland 21202, serves as Glenmede Fund's transfer agent.


INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania, serves as independent accountants for Glenmede Fund and will audit its financial statements annually.


REPORTS

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.


COUNSEL

         Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                          BOARD MEMBERS AND OFFICERS

         The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:

          Name and Address                   Age      Principal Occupation During Past Five Years
          ----------------                   ---      -------------------------------------------
H. Franklin Allen, Ph.D.                     41       Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                                    Portfolios; Nippon Life Professor of Finance and
The Wharton School                                    Economics; Professor of Finance and Economics from 1990-
University of Pennsylvania                            1996; Vice Dean and Director of Wharton Doctoral Programs
Philadelphia, PA 19104-6367                           from 1990-1993. He has been employed by The University of
                                                      Pennsylvania since 1980.

Willard S. Boothby, Jr.                      76       Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                                 Portfolios; Director of Penn Engineering & Manufacturing
Wyndmoor, PA  19118                                   Corp.; Former Director of Georgia-Pacific Corp.; Former
                                                      Managing Director of Paine Webber, Inc.

John W. Church, Jr.                          65       Chairman and Director of Glenmede Fund; Chairman and
44 Wistar Road                                        Trustee of The Glenmede Portfolios; Retired, formerly the
Villanova, PA 19085                                   Executive Vice President and Chief Investment Officer of
                                                      The Glenmede Trust Company.  Mr. Church was employed by
                                                      The Glenmede Trust Company from 1979-1997.

Francis J. Palamara                          72       Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                        Portfolios; Trustee of Gintel Fund; Director of XTRA
Phoenix, AZ  85064-4024                               Corporation; Former Executive Vice President--Finance of
                                                      ARAMARK, Inc.

G. Thompson Pew, Jr.*                        55       Director of Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                                    Portfolios; Director of The Glenmede Trust Company; Former
Bryn Mawr, PA  19010                                  Director of Brown & Glenmede Holdings, Inc.;  Former Co-
                                                      Director, Principal and Officer of Philadelphia Investment
                                                      Banking Co.; Former Director and Officer of Valley Forge
                                                      Administrative Services Company.

Mary Ann B. Wirts                            46       President of Glenmede Fund; First Vice President and
One Liberty Place                                     Manager of The Fixed Income Division of The Glenmede Trust
1650 Market Street, Suite 1200                        Company.  She has been employed by The Glenmede Trust
Philadelphia, PA  19103                               Company since 1982.

Kimberly C. Osborne                          32       Executive Vice President of Glenmede Fund; Vice President
One Liberty Place                                     of The Glenmede Trust Company.  She has been employed by
1650 Market Street, Suite 1200                        The Glenmede Trust Company since 1993.  From 1992-1993,
Philadelphia, PA  19103                               she was a Client Service Manager with Mutual Funds Service
                                                      Company and from 1987-1992, she was a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                            38       Secretary of Glenmede Fund; Partner in the law firm of
Philadelphia National Bank Building                   Drinker Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                           54       Assistant Secretary of Glenmede Fund; Principal, BT Alex.
One South Street                                      Brown Inc., Executive Vice President of ICC.
Baltimore, MD 21202

Joseph A. Finelli                            41       Treasurer of Glenmede Fund.  He has been a Vice President
One South Street                                      of BT Alex. Brown Inc. since 1995.  Prior thereto, he was
Baltimore, MD 21202                                   Vice President and Treasurer of The Delaware Group.

--------------
* Mr. Pew is an "interested person" of Glenmede Fund as that term is defined in the 1940 Act.


         For additional information concerning remuneration of Board members see "Management of Glenmede Fund" in the SAI.

                          --------------------------

         Shareholder inquiries should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202


                                  Prospectus

                               Dated March 2, 1998


Investment Advisor                             Administrator and Transfer Agent

The Glenmede Trust Company                     Investment Company Capital Corp.
One Liberty Place                              One South Street
1650 Market Street,                            Baltimore, Maryland 21202
Suite 1200
Philadelphia, PA 19103

                                               Distributor

                                               ICC Distributors, Inc.
                                               P.O. Box 7558
                                               Portland, Maine  04101



                               Table of Contents

                                                                          Page
                                                                          ----

EXPENSES OF THE PORTFOLIOS...............................................
PERFORMANCE CALCULATIONS.................................................
INVESTMENT OBJECTIVE AND POLICIES........................................
INVESTMENT TECHNIQUES....................................................
RISK FACTORS.............................................................
PURCHASE OF SHARES.......................................................
REDEMPTION OF SHARES.....................................................
ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF
     SHARES..............................................................
VALUATION OF SHARES......................................................
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.........................
INVESTMENT ADVISOR.......................................................
ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES.............
INVESTMENT LIMITATIONS...................................................
GENERAL INFORMATION......................................................
BOARD MEMBERS AND OFFICERS...............................................


No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                            THE GLENMEDE FUND, INC.
                            THE GLENMEDE PORTFOLIOS
                                (800) 442-8299

                      STATEMENT OF ADDITIONAL INFORMATION

                                  March 2, 1998


         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds") Prospectuses dated January 1, 1998 and March 2, 1998, as amended or supplemented from time to time (the "Prospectuses"). This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Equity, Small Capitalization Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios. To obtain any of the Prospectuses, please call the Funds at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.


                               Table of Contents
                                                                   Page

         THE FUNDS.................................................  2
         INVESTMENT OBJECTIVES AND POLICIES........................  2
         PURCHASE OF SHARES........................................  3
         REDEMPTION OF SHARES......................................  4
         SHAREHOLDER SERVICES......................................  4
         PORTFOLIO TURNOVER........................................  4
         INVESTMENT LIMITATIONS....................................  4
         MANAGEMENT OF THE FUNDS...................................  8
         INVESTMENT ADVISORY AND OTHER SERVICES..................... 9
         DISTRIBUTOR............................................... 12
         PORTFOLIO TRANSACTIONS.................................... 12
         ADDITIONAL INFORMATION CONCERNING TAXES................... 13
         PERFORMANCE CALCULATIONS.................................. 24
         GENERAL INFORMATION....................................... 29
         FINANCIAL STATEMENTS...................................... 30
         OTHER INFORMATION......................................... 30
         APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS.........A-1

                                   THE FUNDS

         On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.


         On March 1, 1991 the Small Capitalization Equity Portfolio commenced operations offering a single class of shares. On January 1, 1998 the Small Capitalization Portfolio began to offer a second class of shares known as "Institutional Shares." The original class of shares has been designated as "Advisor Shares." Historical information concerning expenses and performance prior to January 1, 1998 is that of the Advisor Shares.


                      INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies set forth in the Funds' Prospectuses:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Forward Foreign Exchange Contracts

         The International Portfolio may enter into forward foreign exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC such as the New York Mercantile Exchange. The International Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, the International Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         Securities Lending

         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. The Portfolios may, from time to time, pay negotiated fees in connection with the lending of securities.

                              PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the particular Fund.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolios investment objectives and policies.

                             REDEMPTION OF SHARES

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                             SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                              PORTFOLIO TURNOVER

         The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies. The Portfolios' portfolio turnover rates for each of the past fiscal years are set forth under "Financial Highlights" in the Funds' Prospectuses. Changes in the Portfolios' turnover rates were due to market fluctuations and investment opportunities.

                            INVESTMENT LIMITATIONS


         Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation
                  (9) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days;

         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

         (1) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Pursuant to Rule 2a-7 under the 1940 Act, each of the Government Cash Portfolio and the Tax-Exempt Cash Portfolio may not invest more than 5% of its total assets in securities of any one issuer (other than U.S. Government securities, repurchase agreements collateralized by such obligations, certain money market fund securities and securities subject to certain guarantees which are issued by persons that, directly or indirectly, do not control and are not controlled by or under common control with the issuer). Each of these portfolios may, however, invest more than 5% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of three business days after the purchase thereof. For the Government Cash Portfolio and the Tax-Exempt Cash Portfolio compliance with the diversification provisions of Rule 2a-7 under the 1940 Act will be deemed to be compliance with the diversification limitation in paragraph (1).

         Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company for federal income tax purposes, the Portfolio generally will diversify its investments such that at the close of each quarter of the taxable year at least 50% of the value of its total assets will be represented by specified investments, provided that the Portfolio may not, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitation (11), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. In addition to the advisory fees and other expenses that a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, such Portfolio would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that a Portfolio is invested in shares of other investment companies, such Portfolio's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Portfolio.

         As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transaction, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

                            MANAGEMENT OF THE FUNDS

         Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Funds' Prospectuses.

Remuneration of Board Members

         Glenmede Fund pays each Board member, other than officers of the Advisor, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Glenmede Portfolios pays each Board member, other than officers of the Advisor, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Officers of the Funds receive no compensation as officers from the Funds.

         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 1997.


                                                                                       Pension or
                                                                                       Retirement
                                              Aggregate          Aggregate             Benefits        Estimated
                                              Compensation       Compensation          Total           Annual          Total
                                              from               from                  Part of         Benefits        Compensation
      Name of                                 Glenmede           Glenmede              the Funds'      Upon            from the
  Person, Position                            Fund               Portfolios            Expense         Retirement      Funds
  ----------------                            ------------       -------------         ----------      ----------      ------------
Dr. H. Franklin Allen, Ph.D.,                 $15,459            $1,041                None            None            $16,500
  Director/Trustee

Willard S. Boothby, Jr.,                      $14,196            $1,054                None            None            $15,250
  Director/Trustee

John W. Church, Jr.                           None               None                  None            None            None
  Director/Trustee

Francis J. Palamara,                          $14,196            $1,054                None            None            $15,250
  Director/Trustee

G. Thompson Pew, Jr.,                         $16,696            $1,054                None            None            $17,750
  Director/Trustee

                    INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 76 shareholders. The Corporation has a nine person Board of Directors which, at September 30, 1997, collectively, owned 98.67% of the Corporation's voting shares and 37.80% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at September 30, 1997 are as follows:


The Glenmede Corporation                 Percent of                Percent of
Board of Directors                       Voting Shares             Total Shares
------------------------                 -------------             ------------
Susan W. Catherwood.....................    10.83%                     1.23%
Richard F. Pew..........................    10.83%                     1.07%
Thomas W. Langfitt, M.D.................    11.07%                     8.69%
Arthur E. Pew III.......................    10.83%                     1.07%
J. Howard Pew, II.......................    10.83%                     1.43%
J. N. Pew, III..........................    11.07%                     5.45%
J. N. Pew, IV...........................    11.07%                     1.43%
R. Anderson Pew.........................    11.07%                     6.03%
Ethel Benson Wister.....................    11.07%                    11.40%
                                            ------                    ------
                                            98.67%                    37.80%

         As noted in the Prospectuses, the Advisor does not receive any fee from the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for its investment services. Prior to January 1, 1998, the Advisor did not receive any fee from The Small Capitalization Equity Portfolio for its investment services. Effective January 1, 1998, the Advisor is entitled to receive a fee from the Small Capitalization Equity Portfolio for its investment services computed daily and payable monthly, at an annual rate of .55% of that Portfolio's average daily net assets. Additionally, all shareholders in the Portfolios are clients of the Advisor or an Affiliate and, as clients, pay fees which vary depending on the capacity in which the Advisor or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, the Advisor charges its clients up to 1% on the first $1 million of principal, .60% on the next $1 million of principal, .50% on the next $3 million of principal and .40% on the next $5 million of principal, with a minimum annual fee of $10,000. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

         Since July 1, 1995, administrative, transfer agency and dividend paying services have been provided to each of the Funds by ICC, pursuant to a Master Services Agreement between each of the Funds and ICC. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectuses for information concerning the substantive provisions of each Master Services Agreement. For the fiscal year ended October 31, 1997, the Funds paid ICC fees of $178,351 for the Government Cash Portfolio, $99,450 for the Tax-Exempt Cash Portfolio, $101,654 for the Core Fixed Income Portfolio, $342,102 for the International Portfolio, $45,406 for the Equity Portfolio, $144,610 for the Small Capitalization Equity Portfolio, $24,893 for the Large Cap Value Portfolio, $7,183 for the Muni Intermediate Portfolio and $3,821 for the New Jersey Muni Portfolio.

         For the fiscal year ended October 31, 1996, the Funds paid ICC fees of $183,151 for the Government Cash Portfolio, $95,073 for the Tax-Exempt Cash Portfolio, $110,811 for the Core Fixed Income Portfolio, $216,069 for the International Portfolio, $33,415 for the Equity Portfolio, $101,413 for the Small Capitalization Equity Portfolio, $12,716 for the Large Cap Value Portfolio, $7,474 for the Muni Intermediate Portfolio and $2,571 for the New Jersey Muni Portfolio.

        For the period July 1, 1995 to October 31, 1995, the Funds paid ICC fees of $59,300 for the Government Cash Portfolio, $30,104 for the Tax-Exempt Cash Portfolio, $48,906 for the Core Fixed Income Portfolio, $55,781 for the International Portfolio, $11,445 for the Equity Portfolio, $24,932 for the
Small Capitalization Equity Portfolio, $2,615 for the Large Cap Value
Portfolio, $2,663 for the Muni Intermediate Portfolio and $808 for the New Jersey Muni Portfolio.

        From the close of business on May 6, 1994 to the close of business on June 30, 1995, administrative services were provided to each Fund by The Shareholder Services Group, Inc. ("TSSG"), pursuant to Administration Agreements. For the period November 1, 1994 to June 30, 1995, the Funds paid TSSG administrative fees of $238,455 for the Government Cash Portfolio, $126,195 for the Tax-Exempt Cash Portfolio, $193,903 for the Core Fixed Income Portfolio, $172,504 for the International Portfolio, $38,056 for the Equity Portfolio, $76,001 for the Small Capitalization Equity Portfolio, $11,371 for the Large Cap Value Portfolio, $11,012 for the Muni Intermediate Portfolio and $2,829 for the New Jersey Muni Portfolio.

         As described more fully in the Prospectuses, the Advisor provides shareholder support services to their clients who beneficially own shares of the Portfolios pursuant to a Shareholder Servicing Agreement ("Agreement") with each of the Funds. Shareholder servicing fees payable for the fiscal year ended October 31, 1997 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $233,912, $130,408, $129,813, $9,418, $5,023, $59,674, $448,678, $189,976 and $32,710,
respectively.

         Shareholder servicing fees payable for the fiscal year ended October 31, 1996 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $226,624, $117,082, $136,249, $9,135, $3,168, $42,934, $265,082, $125,390 and $15,789, respectively.

         Shareholder servicing fees payable for the period January 1, 1995 to October 31, 1995 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small
Capitalization Equity and Large Cap Value Portfolios were $179,403, $88,295, $137,633, $7,721, $2,177, $29,441, $130,533, $ 61,932, and $7,699,
respectively.

         Custody services are provided to each Portfolio by The Chase Manhattan Bank, N.A., Brooklyn, New York.

                                  DISTRIBUTOR

         Shares of the Funds are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), pursuant to Distribution Agreements between the Funds and ICC Distributors. ICC Distributors receives no fee from the Funds for its distribution services.

                            PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreements authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to a Portfolio and the Advisor's other clients.

         During the fiscal year ended October 31, 1997, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $80,102, $1,256,020, $592,458 and $171,033 in brokerage commissions, respectively. During the fiscal year ended October 31, 1996, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $99,329, $726,803, $487,995 and $165,881 in brokerage commissions, respectively. During the fiscal year ended October 31, 1995, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $157,547, $453,721, $343,683 and $165,103 in brokerage commissions, respectively.

         The Government Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor.

         Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor. If purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                    ADDITIONAL INFORMATION CONCERNING TAXES

         General. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, each Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the distributing Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For sales or exchanges on or before July 28, 1997, an individual's net capital gains are still taxable at a maximum rate of 28%. Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in marginal rates as high as 39%).

         The following Portfolios have available capital loss carryforwards to offset future net capital gains through the indicated expiration dates as follows:

                               Expiring       Expiring       Expiring        Expiring       Expiring      Expiring       Expiring
Portfolio                      in 1999        in 2000        in 2001         in 2002        in 2003       in 2004        in 2005
---------                      --------       --------       --------        --------       --------      --------       -------
Government Cash                       -              -           $127          $1,000        $26,819             -         $7,815

Tax Exempt Cash                 $18,922              -         19,079           8,905         27,815           $13              -

Core Fixed Income                     -              -              -       9,261,440              -             -              -

Muni Intermediate                     -           $656          4,787         215,936        549,436         2,107         42,723

New Jersey Muni                       -              -              -          56,594         21,708        11,660              -


         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on tax-exempt obligations in the case of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios) would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The percentage of total dividends paid by each Portfolio with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for each Portfolio to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of each Portfolio's assets must consist of exempt-interest obligations. After the close of its taxable year, each Portfolio will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such year. However, the aggregate amount of dividends so designated by each Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the particular Portfolio for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

         Interest on indebtedness incurred by a shareholder to purchase or carry such a Portfolio's shares generally is not deductible for Federal income tax purposes if the Portfolio distributes exempt-interest dividends during the shareholder's taxable year.

         While each Portfolio will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Portfolio will be distributed. In general, each Portfolio's investment company taxable income will be its taxable income (including taxable interest received from temporary investments and any net short-term capital gains realized by a Portfolio) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year.

         Federal Taxation of Certain Financial Instruments. Generally, certain foreign currency contracts entered into and held by the International Portfolio at the close of the Fund's taxable year may be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the foreign currency contract ("the 40-60 rule"). To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those foreign currency contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the International Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.


         Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the International Portfolio may make or enter into will be subject to the special currency rules described above.

Special Considerations Regarding Investment In Pennsylvania
Municipal Obligations.

         The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania's economy historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement; after its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; a special master appointed by the Court submitted an implementation plan in 1997, recommending a four phase transition to state funding of a unified judicial system; the special master recommended that the implementation of the phase should be effective July 1, 1998, with the completion of the final phase early next century; objections to the Special Master's report were due by September 1, 1997; the General Assembly has yet to consider legislation implementing the Court's judgment; (c) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case; the state trial, post-trial briefing, and oral arguments have been completed, and the judge has taken the case under advisement (no available estimate of potential liability); (d) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a Settlement Agreement resolve to which Envirotest's claims that will say Environtest a conditional sum of $195 million over four years; (e) in litigation brought by the Pennsylvania Human Relations Commission to remedy unintentional conditions of segregation in the Philadelphia public schools, the School District of Philadelphia filed a third-party complaint against the Commonwealth asking the Commonwealth Court to require the Commonwealth to supply funding necessary for the District to comply with orders of the court; the Commonwealth Court found that the School District was entitled to receive an additional $45.2 million for the 1996-97 school year, but the Pennsylvania Supreme Court vacated this decision in September 1996; pursuant to the Court's orders, the parties have briefed certain issues, but oral argument has not yet been scheduled (no available estimate of potential liability); (f) in February 1997, five residents of the City of Philadelphia, joined by the City, the School District and Others, filed a civil action in the Commonwealth Court for declaratory judgment against the Commonwealth and certain Commonwealth officers and officials that the defendants had failed to provide an adequate quality of education in Philadelphia, as required by the Pennsylvania Constitution; after preliminary objections and briefs were filed, the Court heard oral argument en banc in September 1997, and has taken the matter under advisement (no available estimate of potential liability); (g) in April 1995, the Commonwealth reached a settlement agreement with Fidelity Bank and certain other banks with respect to the constitutional validity of the Amended Bank Shares Act and related legislation; although this settlement agreement did not require expenditure of Commonwealth funds, the petitions of other banks are currently pending with the Commonwealth court (no available estimate of potential liability); and (h) suit has been filed in state court against the State Employees' Retirement Board claiming that the use of gender distinct actuarial factors to compute benefits received before August 1, 1983 violates the Pennsylvania Constitution (gender-neutral factors have been used since August 1, 1983, the date on which the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the use of such factors violated the Federal Constitution); in 1996, the Commonwealth Court heard oral argument en banc, and in 1997 denied the plaintiff's motion for judgment on the pleadings (no available estimate of potential liability).

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or
(iii) without electoral approval and without regard to the limit described in
(ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the creditworthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and in recent years, the Authority has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City. The City currently is operating under a five year plan approved by the Authority in 1996, with technical amendments officially incorporated on July 18, 1996. The audited balance of the City's General Fund as of June 30, 1996 showed a surplus of approximately $118.5 million up from approximately $80.5 million as of June 30, 1995.

         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority's power to issue debt to finance a cash flow deficit expired on December 31, 1996, and its ability to refund outstanding bonds is unrestricted. The Authority had approximately $1.1 billion in Special Revenue Bonds outstanding as of June 30, 1997.

         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in New Jersey
Municipal Obligations

         The State of New Jersey (the "State") and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the state are repaid from revenues obtained through the state's general taxing authority. An inability to increase taxes may adversely affect the state's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The state oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The state has experienced a gradual economic recovery since hitting a recessionary peak during 1992. Recently, the state's unemployment rate has fallen, and job growth has been experienced in several sectors of the state's economy. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of millions of dollars in public employer contributions to the State and significant ongoing annual savings to the State; (ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (iv) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (v) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (vi) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (vii) the Education Law Center filed a motion compelling the State to close the spending gap between poor urban school districts and wealthy rural school districts;
(viii) a group of insurance companies have filed a constitutional challenge to the challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (ix) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (x) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (xi) several suits have been filed against the State in federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (xii) a class action has been filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles; and (xiii) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                           PERFORMANCE CALCULATIONS

        From time to time, the Government Cash Portfolio and the Tax-Exempt Cash Portfolio (the "Cash Portfolios"), may advertise or quote yield, effective yield or total return. The "yield" and "effective yield" of the Government
Cash and Tax-Exempt Cash Portfolios, and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the Commission. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Cash Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Cash Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Cash Portfolios' yield and effective yield, do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Cash Portfolios for the seven day period ended October 31, 1997.

                                     Government Cash              Tax-Exempt
                                        Portfolio               Cash Portfolio
                                         10/31/97                 10/31/97
                                     ---------------            --------------
7-Day Yield (Net Change
  X 365/7 average net
  asset value)                             5.56%                    3.52%
7-Day Effective Yield                      5.71%                    3.58%
7-Day Tax-Equivalent Yield                 8.06%                    5.10%*
---------------------------------
* Assumes an effective Federal income tax rate of 31%

          The Commission yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 1997 was 7.22%, 4.75% and 4.22%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                     Yield   =   2 [(   a-b + 1)6 - 1]
                                        ---
                                        cd


      Where:   a   =         dividends and interest earned during the
                             period.

               b   =         expenses accrued for the period net of
                             reimbursements.

               c   =         the average daily number of
                             shares outstanding during the
                             period that were entitled to
                             receive dividends.

               d   =         maximum offering price per share
                             on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Advisor or an Affiliate to its clients. See "Investment Advisor."

         The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax-equivalent yield for the Muni Intermediate Portfolio and New Jersey Portfolio for the 30-day period ended October 31, 1997 was 7.18% and 6.65%, respectively (assuming a marginal Federal income tax rate of 31% and marginal Pennsylvania and New Jersey income tax rates of 2.80 and 5.525%, respectively).

         The Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios each compute their respective average annual total returns separately for each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                        T     =        [( ERV  )1/n - 1]
                                          ---
                                           P
             Where:     T     =        average annual total return.

                       ERV    =        ending redeemable value
                                       at the end of the period
                                       covered by the
                                       computation of a
                                       hypothetical $1,000
                                       payment made at the
                                       beginning of the period.

                         P    =        hypothetical initial
                                       payment of $1,000.

                         n    =        period covered by the computation,
                                       expressed in terms of years.

          The Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios compute their aggregate total returns separately for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                      T        =        [(  ERV  ) - 1]
                                            ---
                                             P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         As of January 1, 1998, the Small Capitalization Equity Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to January 1, 1998, the Small Capitalization Equity Portfolio did not have an advisory fee and Advisor Shares had a .05% Shareholder Servicing Fee. Performance of the Institutional Shares prior to January 1, 1998 is represented by performance of the Advisor Shares.

         Set forth below are the average annual total return figures for the Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios since inception and for the one year and five year periods ended October 31, 1997.

                                                                             Small
                          Core Fixed                                    Capitalization                        Muni
                          Income         Equity      International          Equity                        Intermediate
                          Portfolio      Portfolio   Portfolio             Portfolio                        Portfolio
                          ----------     ---------   -------------      ---------------                   ------------
                                                                     Advisor      Institutional
                                                                     Shares           Shares
                                                                     -------      --------------
1 Year Ended 10/31/97         8.63%         36.39%     16.35%        41.80%                N/A                 6.69%
5 Years Ended 10/31/97        6.65%         20.71%     15.98%        22.83%                N/A                 5.97%
Inception to 10/31/97         8.55%         15.79%     11.61%        19.05%                N/A                 5.65%

                           Large Cap     New
                           Value         Jersey Muni
                           Portfolio     Portfolio
                           ---------     ------------
1 Year Ended 10/31/97        36.55%        6.90%
Inception to 10/31/97        18.44%        4.62%

Inception Dates:
Core Fixed Income Portfolio..................................     11/17/88
Equity Portfolio.............................................     07/20/89
International Portfolio......................................     11/17/88
Small Capitalization Equity Portfolio........................     03/01/91
Muni Intermediate Portfolio..................................     06/05/92
Large Cap Value Portfolio....................................     12/31/92
New Jersey Muni Portfolio....................................     11/01/93


         Set forth below are the aggregate total return figures for the Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios from inception to October 31, 1997.

Portfolio                         Inception Date       Aggregate Total Return
---------                         --------------       ----------------------
Core Fixed Income                    11/17/88                  108.50%
Equity                               07/20/89                  236.96%
International                        11/17/88                  167.39%
Small Capitalization Equity          03/01/91                  219.93%(1)
Muni Intermediate                    06/05/92                   34.65%
Large Cap Value                      12/31/92                  126.25%
New Jersey Muni                      11/01/93                   19.73%

---------------
(1) Represents performance of Advisor Shares

                              GENERAL INFORMATION

Dividends and Capital Gains Distributions

         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectuses, the Government Cash and the Tax-Exempt Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly; the International, Equity, Small Capitalization Equity and Large Cap Value Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend and the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a monthly dividend. If any net capital gains are realized by a Portfolio, that Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

Certain Record Holders

         As of January 31, 1998, the Advisor held of record substantially all of the outstanding shares of each Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. As of January 31, 1998 the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.

                             FINANCIAL STATEMENTS

         The Funds' Financial Statements for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Equity, Small Capitalization Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for the year ended October 31, 1997 and the financial highlights for each of the respective periods presented, appearing in the 1997 Annual Report to Shareholders, and the reports thereon of Coopers & Lybrand L.L.P., the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other parts of the 1997 Annual Report to Shareholder are incorporated herein.

                               OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS


I.  Description of Bond Ratings

         Excerpts from Moody's description of its highest bond ratings: Aaa -- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- judged to be of upper medium quality; factors giving security to principal and interest considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- judged to be of medium quality; lacking outstanding investment characteristics and in fact having speculative characteristics.

         Excerpts from S&P description of its highest bond ratings: AAA -- highest grade obligations; indicates an extremely strong capacity to pay interest and repay principal; AA -- also qualify as high grade obligations; indicates a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- qualifies as upper medium grade obligations; have strong capacity to pay interest and repay principal, although somewhat more susceptible to adverse effects of change in circumstances and economic conditions than higher rated bonds; BBB -- indicates adequate capacity to pay interest and repay principal, although adverse economic conditions are likely to weaken such capacity.

         Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes, other short-term obligations and variable rate demand obligations are as follows: MIG-1/VMIG-1 -- Best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing; MIG-2/VMIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

         Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Excerpt from S&P rating of municipal note issues: SP-1+ -- overwhelming capacity to pay principal and interest; SP-1 -- very strong or strong capacity to pay principal and interest.

         Description of S&P highest commercial papers ratings: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

II.  Description of Mortgage-Backed Securities

         Mortgage-Related Securities. The Core Fixed Income Portfolio may purchase mortgage-backed securities that are secured by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home

Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

III. Description of Asset-Backed Securities

         Asset-Backed Securities. The Core Fixed Income Portfolio may invest in asset-backed securities. Asset-backed securities include interest in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of asset-backed securities may raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the orginator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-back securities. Also, although most of such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owned on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

IV. Description of U.S. Government Securities and Certain Other Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S.
Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank,
Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

V.  Description of Municipal Obligations

         Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Tax-Exempt Cash Portfolio may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ or SP-1 by S&P or MIG-1/VMIG-1 by Moody's), project notes, demand notes and tax-exempt commercial paper (rated A-1+ or A-1 by S&P or P-1 by Moody's), and municipal bonds with a remaining effective maturity of 13 months or less (rated AA or better by S&P or Aa or better by Moody's).

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

         The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the Advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

         Municipal Obligations are sometimes purchased on a "when issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

VI.  Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Portfolio permit the Portfolio to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios.

                             THE GLENMEDE FUND, INC.
                                 (800) 442-8299

                       STATEMENT OF ADDITIONAL INFORMATION

                      INSTITUTIONAL INTERNATIONAL PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                                  March 2, 1998

         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") Prospectuses for the Institutional International Portfolio and the Emerging Markets Portfolio dated March 2, 1998, as amended or supplemented from time to time (the "Prospectuses"). To obtain any of the Prospectuses, please call Glenmede Fund at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in Glenmede Fund's Prospectuses.


                           Table of Contents                                Page


INVESTMENT OBJECTIVES AND POLICIES...........................................  2
PURCHASE OF SHARES...........................................................  2
REDEMPTION OF SHARES.........................................................  3
SHAREHOLDER SERVICES.........................................................  3
PORTFOLIO TURNOVER...........................................................  3
INVESTMENT LIMITATIONS.......................................................  3
MANAGEMENT OF GLENMEDE FUND..................................................  7
INVESTMENT ADVISORY AND OTHER SERVICES.......................................  7
DISTRIBUTOR..................................................................  9
PORTFOLIO TRANSACTIONS.......................................................  9
ADDITIONAL INFORMATION CONCERNING TAXES...................................... 10
PERFORMANCE CALCULATIONS..................................................... 16
GENERAL INFORMATION.......................................................... 17
EXPENSES..................................................................... 18
FINANCIAL STATEMENTS......................................................... 18
OTHER INFORMATION............................................................ 19
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS........................... A-1

                       INVESTMENT OBJECTIVES AND POLICIES


         The following policies supplement the investment objectives and policies set forth in Glenmede Fund's Prospectuses:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Securities Lending

         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Advisor in making decisions with respect to the lending of securities, subject to review by Glenmede Fund's Board.

                               PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the particular Portfolio.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.


         At the discretion of Glenmede Fund, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio's investment objective and policies.

                              REDEMPTION OF SHARES

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                              SHAREHOLDER SERVICES

         Transfer of Shares. Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                               PORTFOLIO TURNOVER

         A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor, and Sub-Advisor with respect to the Emerging Markets Portfolio, will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies. The portfolio turnover rates of the Institutional International Portfolio for the fiscal years ended October 31, 1997 and 1996 were 15% and 10%, respectively. The portfolio turnover rate of the Emerging Markets Portfolio for the fiscal years ended October 31, 1997 and 1996 were 94% and 44%, respectively.

                             INVESTMENT LIMITATIONS


         Each Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (10) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (7) issue senior securities, except that each Portfolio may borrow money in accordance with investment limitation (8) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (8) borrow money, except that each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value in the case of the Institutional International Portfolio and 15% in the case of the Emerging Markets Portfolio, except as described in the Prospectuses and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (10) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Institutional International Portfolio or 15% of the total assets of the Emerging Markets Portfolio, at the time of purchase, in securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days or, in the case of Institutional International Portfolio, securities subject to legal or contractual restrictions on resale;

         (11) invest for the purpose of exercising control over management of any company;

         (12) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitations (8) and (9), each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.

         With regard to limitation (12), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. The 1940 Act also currently prohibits an investment company from acquiring securities of a registered closed-end investment company, if as a result of the transaction, the acquiring company, other investment companies having the same investment adviser, and companies controlled by such investment companies, own more than 10% of the total outstanding voting stock of such closed-end company. In addition to the advisory fees and other expenses that a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, such Portfolio would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that a Portfolio is invested in shares of other investment companies, the Portfolio's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Portfolio.

         With respect to investment limitation (13), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transaction, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (14), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs, shall not be deemed to be prohibited by the limitation.

                           MANAGEMENT OF GLENMEDE FUND

         Glenmede Fund's officers, under the supervision of the Board, manage the day-to-day operations of Glenmede Fund. The Board members set broad policies for Glenmede Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Prospectuses.

         Remuneration of Board Members

         Glenmede Fund pays each Board member, other than officers of the Advisor, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Officers of Glenmede Fund receive no compensation as officers from Glenmede Fund.

         Set forth in the table below is the compensation received by each Board member for the fiscal year ended October 31, 1997.

====================================================================================================================================
                                                                Pension or
                                                                Retirement                                        Total
                                                                Benefits                                          Compensation from
                                      Aggregate                 accrued as                  Estimated             Glenmede Fund
                                      Compensation              part of                     Annual                and Fund Complex 1
Name of                               from                      Glenmede Fund's             Benefits              paid to
Person, Position                      Glenmede Fund             expenses                    Upon Retirement       Directors
------------------------------------------------------------------------------------------------------------------------------------
Dr. H. Franklin Allen, Ph.D.,         $15,459                   None                        None                      $16,500
------------------------------------------------------------------------------------------------------------------------------------
Willard S. Boothby, Jr.,              $14,196                   None                        None                      $15,250
Director
------------------------------------------------------------------------------------------------------------------------------------
John W. Church, Jr.                   None                      None                        None                      None
Director
------------------------------------------------------------------------------------------------------------------------------------
Francis J. Palamara,                  $14,196                   None                        None                      $15,250
Director
------------------------------------------------------------------------------------------------------------------------------------
G. Thompson Pew, Jr.,                 $16,696                   None                        None                      $17,750
Director
====================================================================================================================================

--------------------------------
(1) Includes total compensation from Glenmede Fund and The Glenmede Portfolios, both of which are advised by the Advisor.



                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 76 shareholders. The Corporation has a nine person Board of Directors which, at September 30, 1997, collectively, owned 98.67% of the Corporation's voting shares and 37.80% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at September 30, 1997 are as follows:

The Glenmede Corporation                                      Percent of                Percent of
Board of Directors                                            Voting Shares             Total Shares
------------------------                                      -------------             ------------
Susan W. Catherwood..................................               10.83%                     1.23%
Richard F. Pew.......................................               10.83%                     1.07%
Thomas W. Langfitt, M.D..............................               11.07%                     8.69%
Arthur E. Pew III....................................               10.83%                     1.07%
J. Howard Pew, II....................................               10.83%                     1.43%
J. N. Pew, III.......................................               11.07%                     5.45%
J. N. Pew, IV........................................               11.07%                     1.43%
R. Anderson Pew......................................               11.07%                     6.03%
Ethel Benson Wister..................................               11.07%                    11.40%
                                                                    ------                    ------
                                                                    98.67%                    37.80%


        The Advisor is entitled to receive a fee from the Institutional International Portfolio for its services, calculated daily and payable monthly, at the annual rate of .75% of the Institutional International Portfolio's average daily net assets. The Advisor has agreed to waive its fees to the extent necessary to ensure that the Institutional International Portfolio's annual total operating expenses do not exceed 1.00% of average net assets. There were no waivers necessary for the fiscal years ended October 31, 1997, 1996 and 1995, respectively. During the fiscal years ended October 31, 1997, 1996 and 1995, the Institutional International Portfolio paid the Advisor advisory fees of $564,533, $382,491 and $155,065, respectively.

        Effective November 1, 1996, the Advisor is entitled to receive a fee from the Emerging Markets Portfolio for its services, calculated daily and payable monthly, at the annual rate of .75% of the Emerging Markets Portfolio's average daily net assets, and the Sub-Advisor is entitled to receive a fee from the Emerging Markets Portfolio for its services, calculated daily and payable monthly, at the annual rate of .50% of the Emerging Markets Portfolio's average daily net assets. Prior to November 1, 1996, the Advisor and Sub-Advisor were entitled to receive fees from the Emerging Markets Portfolio for their services, calculated daily and payable monthly at the annual rate of .50% and .75%, respectively, of the Emerging Market Portfolio's average daily net assets. For the fiscal years ended October 31, 1997 and 1996 and for the period December 14, 1994 (commencement of operations) to October 31, 1995, the Emerging Markets Portfolio paid the Advisor advisory fees of $794,794, $331,946 and $109,919, respectively, and paid the Sub-Advisor sub-advisory fees of $529,863, $498,632 and $130,000, respectively.

        Since July 1, 1995, administrative transfer agency and dividend paying services have been provided to Glenmede Fund by ICC pursuant to a Master Services Agreement. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectuses for information concerning the substantive provisions of the Master Services Agreement. For the fiscal years ended October 31, 1997 and 1996 and for the period July 1, 1995 to October 31, 1995, Glenmede Fund paid ICC fees of $28,484, $20,500 and $3,798, respectively, for the Institutional International Portfolio and $40,354, $25,712 and $4,524, respectively, for the Emerging Markets Portfolio.

        From the close of business on May 6, 1994 to the close of business on June 30, 1995, administrative services were provided to Glenmede Fund by The Shareholder Services Group, Inc. ("TSSG"), pursuant to an Administration Agreement. For the period November 1, 1994 to June 30, 1995, Glenmede Fund paid TSSG administrative fees of $10,092 for the Institutional International Portfolio. For the period December 14, 1994 (commencement of operations) to June 30, 1995, Glenmede Fund paid TSSG administrative fees of $7,397 for the Emerging Markets Portfolio.

        Custody services are provided to the Institutional International and Emerging Markets Portfolios by The Chase Manhattan Bank, N.A., Brooklyn, New York.


                                   DISTRIBUTOR

        Shares of Glenmede Fund are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), pursuant to a Distribution Agreement between Glenmede Fund and ICC Distributors. ICC Distributors receives no fee from Glenmede Fund for its distribution services.

                             PORTFOLIO TRANSACTIONS

        The Investment Advisory Agreements and the Sub-Advisory Agreement authorize the Advisor, and the Sub-Advisor for the Emerging Markets Portfolio, to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor or the Sub-Advisor to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor or the Sub-Advisor, if any, may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor or Sub-Advisor under the Investment Advisory Agreements and the Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisor to a Portfolio and the Advisor's or Sub-Advisor's other clients.

        During the fiscal years ended October 31, 1997, 1996 and 1995, the Institutional International Portfolio paid $21,782, $40,839 and $122,396, respectively, in brokerage commissions. For the fiscal years ended October 31, 1997 and 1996 and for the period December 14, 1994 (commencement of operations) to October 31, 1995, the Emerging Markets Portfolio paid $118,807, $535,111 and $258,281, respectively, in brokerage commissions.

        Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not Glenmede Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor and the other Institutions.

        Some securities considered for investment by a Portfolio may also be appropriate for other clients served by the Advisor or Sub-Advisor. If purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor or Sub-Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor or Sub-Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                     ADDITIONAL INFORMATION CONCERNING TAXES

        General. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

        Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, each Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

        Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held a Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of Glenmede Fund's taxable year. Shareholders should note that, upon the sale of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

        Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Pursuant to the Tax Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum rate continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in marginal rates as high as 39%).

        If the Emerging Markets Portfolio retains net capital gains for reinvestment, the Portfolio may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Portfolio on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Portfolio shares.

        If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

        Foreign Taxes. Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, each Portfolio will be eligible and intends to elect to "pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

        Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders with respect to a Portfolio, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Portfolio. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Portfolio. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce investment company taxable income and the distributions by the Portfolio will be treated as United States source income.

        Federal Taxation of Certain Financial Instruments. Generally, futures contracts held by a Portfolio at the close of its taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of its taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long term and no more than 40% of any net loss may be treated as short term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

        Certain foreign currency contracts entered into by the Portfolios may be subject to the "mark-to-market" process and the 40-60 rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the Portfolios may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.





         Other Tax Matters. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options generally are not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Portfolio may make or enter into will be subject to the special currency rules described above.

        A Portfolio may recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for beneficial tax treatment, a Portfolio must distribute substantially all of its income to shareholders. Thus, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, in order to satisfy the distribution requirement.

        Some of the debt securities may be purchased by a Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Portfolio at a constant rate over the time remaining to the debt security's maturity or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

        Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Portfolio's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements.

                            PERFORMANCE CALCULATIONS

        Each Portfolio computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                           T = [( ERV )1/n - 1
                                  ---
                                   P

               Where:  T = average annual total return.

               ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P =    hypothetical initial payment of $1,000.

               n = period covered by the computation, expressed in terms of years.

       Each Portfolio computes its aggregate total return by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                          T = [( ERV ) - 1]
                                 ---
                                  P

        The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return do not reflect any fees charged by Institutions to their clients.

       Set forth below are the average annual total return figures for the Institutional International Portfolio since inception (August 1, 1992) and for the one year and five year periods ended October 31, 1997 (with fee waivers).

               1 Year Ended 10/31/97:                 15.54%
               5 Years Ended 10/31/97:                14.90%
               Inception to 10/31/97:                 12.90%

       Set forth below are the average annual total return figures for the Institutional International Portfolio since inception (August 1, 1992) and for the one year and five year periods ended October 31, 1997 (without fee waivers).

               1 Year Ended 10/31/97:                 15.54%
               5 Years Ended 10/31/97:                14.51%
               Inception to 10/31/97:                 12.46%

       The aggregate total return figure for the Institutional International Portfolio from inception (August 1, 1992) to October 31, 1997 with fee waivers was 89.03% and without fee waivers was 85.30%.

       Set forth below are the average annual total return figures for the Emerging Markets Portfolio since inception (December 14, 1994) and for the one year period ended October 31, 1997.

               1 Year Ended 10/31/97:                  1.01%
               Inception to 10/31/97:                 -0.58%

       The aggregate total return figure for the Emerging Markets Portfolio from inception (December 14, 1994) to October 31, 1997 was -1.67%.



                               GENERAL INFORMATION

                    Dividends and Capital Gains Distributions

        Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses). As set forth in the Prospectuses, each Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized by a Portfolio, that Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

       Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

       Certain Record Holders

       As of January 31, 1998, the Advisor held of record substantially all of the outstanding shares of the Institutional International and Emerging Markets Portfolios. For more information about the Advisor, see "Investment Advisor" in the Prospectuses. As of January 31, 1998, the directors and officers of Glenmede Fund collectively owned less than 1% of the outstanding shares of the Institutional International and Emerging Markets Portfolio.


                                    EXPENSES

       Glenmede Fund bears its own expenses incurred in its operations including: taxes; interest; miscellaneous fees (including fees paid to Board members); Securities and Exchange Commission fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; administration fees; charges of the custodian, dividend agent fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and meetings; and any extraordinary expenses. Each Portfolio also pays for brokerage fees and commissions, if any, in connection with the purchase and sale of its portfolio securities. See "Financial Highlights" in the Prospectuses.


                              FINANCIAL STATEMENTS

       Those portions of Glenmede Fund's Financial Statements relating to the Institutional International and Emerging Markets Portfolios appearing in the 1997 Annual Report to Shareholders, and the report thereon of Coopers & Lybrand, L.L.P., independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. No other part of the Annual Report is incorporated by reference. Copies of the Annual Report may be obtained by writing to Glenmede Fund at One South Street, Baltimore Maryland 21202 or by calling Glenmede Fund at 1-800-442-8299.

                                OTHER INFORMATION

       The Prospectuses and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

       Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS


I.  Description of Commercial Paper Ratings

       Description of Moody's highest commercial paper rating:

       Prime-1 ("P-1") --judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

       Description of S&P highest commercial paper ratings:

       A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

       Description of Bond Ratings

       The following summarizes the ratings used by S&P for corporate and municipal debt:

       AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest investment attributes, within those categories are designated by the symbols Aa1, A1 and Baa1, respectively.


II.    Description of U.S. Government Securities and Certain
       Other Securities

       The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

       U.S. Treasury securities are backed by the "full faith and credit" of the United States Government. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

       Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

      An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

III.  Foreign Investments

        Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Institutional International and Emerging Markets Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Institutional International and Emerging Markets Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Institutional International and Emerging Markets Portfolios permit the Portfolios to enter into forward foreign currency exchange contracts in order to hedge the Portfolios' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

       As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

       Although the Institutional International and Emerging Markets Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

       Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Institutional International and Emerging Markets Portfolios.

                            THE GLENMEDE FUND, INC.
                                (800) 442-8299
                      STATEMENT OF ADDITIONAL INFORMATION

                            GLOBAL EQUITY PORTFOLIO
                                  March 2, 1998

         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") Prospectus for the Global Equity Portfolio (the "Prospectus") dated March
2, 1998, as amended or supplemented from time to time. To obtain the Prospectus, please call Glenmede Fund at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in Glenmede Fund's Prospectus.

                               Table of Contents
                                                                        Page

INVESTMENT OBJECTIVE AND POLICIES.......................................  2
PURCHASE OF SHARES......................................................  3
REDEMPTION OF SHARES....................................................  3
SHAREHOLDER SERVICES....................................................  4
PORTFOLIO TURNOVER......................................................  4
INVESTMENT LIMITATIONS..................................................  4
MANAGEMENT OF GLENMEDE FUND.............................................  7
INVESTMENT ADVISORY AND OTHER SERVICES..................................  7
DISTRIBUTOR.............................................................  8
PORTFOLIO TRANSACTIONS..................................................  8
ADDITIONAL INFORMATION CONCERNING TAXES.................................  9
PERFORMANCE CALCULATIONS................................................ 15
GENERAL INFORMATION..................................................... 16
EXPENSES................................................................ 16
FINANCIAL STATEMENTS.................................................... 17
OTHER INFORMATION....................................................... 17
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS.......................A-1

                       INVESTMENT OBJECTIVE AND POLICIES


         The following policies supplement the investment objectives and policies set forth in Glenmede Fund's Prospectus:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Forward Foreign Exchange Contracts

         The Portfolio may enter into forward foreign exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") such as the New York Mercantile Exchange. The Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         Securities Lending

         The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Advisor in making decisions with respect to the lending of securities, subject to review by Glenmede Fund's Board.

                              PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the Portfolio.

         The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.


         At the discretion of Glenmede Fund, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolio's investment objective and policies.


                             REDEMPTION OF SHARES

         The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

         No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                             SHAREHOLDER SERVICES

         Transfer of Shares. Shareholders may transfer shares of the Portfolio to another person. An investor wishing to transfer shares should contact the Advisor.

                              PORTFOLIO TURNOVER

         A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Portfolio's investment objectives and policies.

                            INVESTMENT LIMITATIONS


         The Portfolio is subject to the following restrictions. The numbered restrictions are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio will not:


         (1) invest in commodities or commodity contracts, except that the Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (10) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) with respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (7) issue senior securities, except that the Portfolio may borrow money in accordance with investment limitation (8) below, purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (8) borrow money, except that the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (9) pledge, mortgage, or hypothecate any of its assets to an extent greater than 15% of its total assets at fair market value, except as described in the Prospectus and this SAI and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (10)     underwrite the securities of other issuers;

         (11) invest for the purpose of exercising control over management of any company;

         (12) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (13) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (14) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitations (8) and (9), the Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes, enter into reverse repurchase agreements and purchase securities on a when-issued, delayed settlement or forward delivery basis, which activities may involve a borrowing, provided that the aggregate of such borrowings shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure borrowings.

         With respect to investment limitation (13), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (14), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs, shall not be deemed to be prohibited by the limitation.

                          MANAGEMENT OF GLENMEDE FUND

         Glenmede Fund's officers, under the supervision of the Board, manage the day-to-day operations of Glenmede Fund. The Board members set broad policies for Glenmede Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Prospectus.

         Remuneration of Board Members

         Glenmede Fund pays each Board member, other than officers of the Advisor, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Officers of Glenmede Fund receive no compensation as officers from Glenmede Fund.

         Set forth in the table below is the compensation received by each Board member for the fiscal year ended October 31, 1997.

==================================================================================================================================
                                                                Pension or
                                                                Retirement                                       Total
                                                                Benefits                                         Compensation from
                                      Aggregate                 accrued as                  Estimated            Glenmede Fund
                                      Compensation              part of                     Annual               and Fund Complex(1)
Name of                               from                      Glenmede Fund's             Benefits             paid to
Person, Position                      Glenmede Fund             expenses                    Upon Retirement      Directors
----------------------------------------------------------------------------------------------------------------------------------
Dr. H. Franklin Allen, Ph.D.,         $15,459                   None                        None                 $16,500
Director
----------------------------------------------------------------------------------------------------------------------------------
Willard S. Boothby, Jr.,              $14,196                   None                        None                 $15,250
Director
----------------------------------------------------------------------------------------------------------------------------------
John W. Church, Jr.                   None                      None                        None                 None
Director
----------------------------------------------------------------------------------------------------------------------------------
Francis J. Palamara,                  $14,196                   None                        None                 $15,250
Director
----------------------------------------------------------------------------------------------------------------------------------
G. Thompson Pew, Jr.,                 $16,696                   None                        None                 $17,750
Director
==================================================================================================================================

--------------------------------
(1)  Includes total compensation from Glenmede Fund and The Glenmede Portfolios, both of which are advised by the Advisor.

                    INVESTMENT ADVISORY AND OTHER SERVICES

        The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 76 shareholders. The Corporation has a nine person Board of Directors which, at September 30, 1997, collectively, owned 98.67% of the Corporation's voting shares and 37.80% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at September 30, 1997 are as follows:

The Glenmede Corporation                Percent of                Percent of
Board of Directors                     Voting Shares             Total Shares
------------------------               -------------             ------------
Susan W. Catherwood..............          10.83%                     1.23%
Richard F. Pew...................          10.83%                     1.07%
Thomas W. Langfitt, M.D..........          11.07%                     8.69%
Arthur E. Pew III................          10.83%                     1.07%
J. Howard Pew, II................          10.83%                     1.43%
J. N. Pew, III...................          11.07%                     5.45%
J. N. Pew, IV....................          11.07%                     1.43%
R. Anderson Pew..................          11.07%                     6.03%
Ethel Benson Wister..............          11.07%                    11.40%
                                           ------                    ------
                                           98.67%                    37.80%

        The Advisor is entitled to receive a fee from the Portfolio for its services, calculated daily and payable monthly, at the annual rate of .70% of the Portfolio's average daily net assets.


        Administrative transfer agency and dividend paying services have been provided to Glenmede Fund by ICC pursuant to a Master Services Agreement. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectus for information concerning the substantive provisions of the Master Services Agreement.


        Custody services are provided to the Portfolio by The Chase Manhattan Bank, N.A., Brooklyn, New York.

                                  DISTRIBUTOR

        Shares of Glenmede Fund are distributed continuously and are offered without a sales load by ICC Distributors, pursuant to a Distribution Agreement between Glenmede Fund and ICC Distributors. ICC Distributors receives no fee from Glenmede Fund for its distribution services.

                            PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreement authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. The Advisor may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Portfolio and the Advisor's other clients.

        Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not Glenmede Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor and the other Institutions.

        Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Advisor. If purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio.

                    ADDITIONAL INFORMATION CONCERNING TAXES

        General. The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         The Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, the Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.

        Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. The Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of Glenmede Fund's taxable year. Shareholders should note that, upon the sale of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

        Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Pursuant to the Tax Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum rate continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in marginal rates as high as 39%).

         If the Portfolio retains net capital gains for reinvestment, the Portfolio may elect to treat such amounts as having been distributed to shareholders. As a result, the shareholders would be subject to tax on undistributed net capital gains, would be able to claim their proportionate share of the Federal income taxes paid by the Portfolio on such gains as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Portfolio shares.

        If for any taxable year the Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

        Foreign Taxes. Income received from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio will be eligible and intends to elect to "pass-through" to its shareholders the amount of foreign taxes paid by it. Pursuant to this election, each shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass-through" for that year.

        Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders with respect to the Portfolio. Gains from the sale of securities will be treated as derived from U.S. sources, and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolio. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce investment company taxable income and the distributions by the Portfolio will be treated as United States source income.

        Federal Taxation of Certain Financial Instruments. Generally, futures contracts held by the Portfolio at the close of its taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of its taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long term and no more than 40% of any net loss may be treated as short term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

        Certain foreign currency contracts entered into by the Portfolios may be subject to the "mark-to-market" process and the 40-60 rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

        Other Tax Matters. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options generally are not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Portfolio may make or enter into will be subject to the special currency rules described above.

        The Portfolio may recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for beneficial tax treatment, the Portfolio must distribute substantially all of its income to shareholders. Thus, the Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, in order to satisfy the distribution requirement.

        Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Portfolio at a constant rate over the time remaining to the debt security's maturity or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

        Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit the Portfolio's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements.


                           PERFORMANCE CALCULATIONS

        The Portfolio computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                      T  = [( ERV )1/n - 1]
                              ---
                               P
               Where:  T = average annual total return.

               ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

               P = hypothetical initial payment of $1,000.

               n = period covered by the computation, expressed in
                   terms of years.

       The Portfolio computes its aggregate total return by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                           T = [( ERV ) - 1]
                                  ---
                                   P

       The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Portfolio's average annual total return and aggregate total return do not reflect any fees charged by Institutions to their clients.

       Based on the foregoing, the average total return and aggregate total return for the Portfolio for the period from November 4, 1997 (commencement of operations) through January 31, 1998 was 7.06% and 1.66%, respectively.


                              GENERAL INFORMATION

       Dividends and Capital Gains Distributions

       The Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectus, the Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend. If any net capital gains are realized by the Portfolio, the Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for the Portfolio cannot be predicted.

       Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

       Certain Record Holders

       As of January 31,1998, the Advisor held of record substantially all of the outstanding shares of the Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. As of January 31, 1998, the directors and officers of Glenmede Fund collectively owned less than 1% of the outstanding shares of the Portfolio.

                                   EXPENSES

       Glenmede Fund bears its own expenses incurred in its operations including: taxes; interest; miscellaneous fees (including fees paid to Board members); SEC fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; administration fees; charges of the custodian, dividend agent fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and meetings; and any extraordinary expenses. The Portfolio also pays for brokerage fees and commissions, if any, in connection with the purchase and sale of its portfolio securities.

                             FINANCIAL STATEMENTS

       The Portfolio's unaudited financial statements for the period November 4, 1997 (commencement of operations) through January 31, 1998, are attached herewith to this Statement of Additional Information.

                               OTHER INFORMATION

       The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

       Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------

                             Global Equity Portfolio
                             STATEMENT OF OPERATIONS

                        For Period Ended January 31, 1998

                                                          Year to Date
Investment Income:
    Dividends (net foreign taxes)                          $  83,319
    Interest                                                  34,471
                                                           ----------
      Total Investment  Income                               117,790

Expenses:
    Investment Advisory Fee                                   39,684
    Administration Fee                                         2,115
    Shareholder Servicing Fee                                    691
    Custodian Fee                                                928
    Legal and Audit Fee                                          603
    Director's Fees and Expenses                                 115
    State franchise taxes                                        324
    Registration and Filing Fees                               1,400
    Interest Expense
    Pricing fees                                               2,759
    Other expenses                                                82
                                                           ----------
                Total Expenses                                48,701
                                                           ----------

    Net Investment Income:                                    69,089
                                                           ----------


Realized and unrealized gain/(loss) on investments:
  Net realized gain/(loss) on:
    Securities transactions                                   48,684
    Foreign currency translation                               6,647
                                                           ----------
    Net realized gain/(loss) on investments                   55,331
                                                           ----------

Net change in unrealized appreciation or
  depreciation of:
    Securities                                               287,136
    Foreign Currency translation
                                                           ----------
    Net unrealized appreciation or depreciation
      on investments                                         287,136
                                                           ----------

Net realized and unrealized gain/(loss) on investments       342,467
                                                           ----------

Net increase/(decrease) in net assets resulting
    from operations                                        $ 411,556
                                                           ==========

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------

                             Global Equity Portfolio
                       STATEMENT OF CHANGES IN NET ASSETS

                        For Period Ended January 31, 1998


Net investment income.....................................            69,089
Net realized gain/(loss) on:
    Securities transactions...............................            48,684
    Foreign currency translation..........................             6,647
Net change in unrealized appreciation or
  depreciation of securities..............................           287,136
                                                                ------------

Net increase/(decrease) in net assets resulting
  from operations.........................................           411,556

Distributions to sharholder's:
    From net investment income............................           (62,500)
    From net realized gain on investments.................
    In excess of net investment income....................
Net increase/(decrease) in net assets from
  capital share transactions..............................        25,000,000
                                                                ------------

Net increase/(decrease) in net assets.....................        25,349,056

NET ASSETS:
  Beginning of year.......................................                 0
                                                                 -----------
  End of year.............................................       $25,349,056
                                                                 ===========

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
                 For a share outstanding throughout each period

                             Global Equity Portfolio
                        For Period Ended January 31, 1998


Net asset value, beginning of  period                                  $  10.00
                                                                       --------

Income from investment operations:
Net investment income                                                      0.03
Net realized and unrealized gain/(loss) on investments                     0.13
                                                                       --------

Total from investment operations                                           0.16
                                                                       --------

Less Distributions:
Distributions from net investment income                                  (0.03)

                                                                       --------
Total distributions                                                       (0.03)
                                                                       --------

Net asset value, end of period                                         $   10.14
                                                                       =========

Total Return(+)                                                            2.10%
                                                                       ========

Ratios to average net assets/Supplemental data:
Net assets, end of period (in 000's)                                   $ 25,349
Ratio of operating expenses to average net assets*                         0.83%
Ratio of net investment income to average net assets*                      1.16%
Portfolio turnover rate                                                   27.18%
Average commissions per share**                                        $ 0.0351

--------------------------------------------------------------------------------

+ Total return represents aggregate total return for the period indicated.
* Annualized.
**Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------

                             Global Equity Portfolio
                            Summary of Fund Position
                                January 31, 1998

Long Term Securities
          United States                                                    24.2%
          Japan                                                            16.2%
          United Kingdom                                                   15.1%
          Spain                                                             6.3%
          France                                                            5.8%
          Italy                                                             5.3%
          Mexico                                                            5.1%
          Germany                                                           4.9%
          Australia                                                         4.5%
          Norway                                                            2.9%
          Sweden                                                            1.7%
          Netherlands                                                       1.3%
          Finland                                                           1.1%
          Canada                                                            0.9%
          Belguim                                                           0.9%
          Denmark                                                           0.8%
          Singapore                                                         0.5%
          New Zealand                                                       0.3%
          Malaysia                                                          0.2%
Total Long Term Securities                                                 98.0%
                                                                          -----

Repurchase Agreements                                                       2.8%
Liabilities In Excess of Other Assets                                      -0.8%
                                                                          -----

Total Net Assets                                                          100.0%
                                                                          =====

          ----------------------------------------------------------------------
          Net Asset Value                                                $10.14
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------

                             Global Equity Portfolio
                             SECTOR DIVERSIFICATION
                                January 31, 1998


                                                     Percent of         Market
INDUSTRIES:                                          Net Assets          Value
                                                   -----------------------------

           Financial Services........................  12.3%          $3,117,834
           Electronics...............................   9.4%           2,379,538
           Engineering & Construction................   7.6%           1,915,480
           Healthcare & Pharmaceuticals..............   1.9%             471,244
           Utilities................................   10.1%           2,560,095
           Telecommunications........................   5.1%           1,295,361
           Food & Beverage...........................   5.9%           1,504,410
           Oil & Gas.................................   5.6%           1,411,117
           Automotive................................   4.0%           1,017,479
           Other  ...................................   1.7%             418,574
           Industrial................................   4.5%           1,152,039
           Retail....................................   2.8%             721,637
           Printing & Publishing.....................   3.9%             992,781
           Chemicals.................................   4.8%           1,219,714
           Transportation............................   1.8%             457,629
           Manufacturing.............................   2.6%             662,119
           Apparel & Textiles........................   2.4%             595,715
           Insurance.................................   1.7%             433,105
           Technology................................   2.2%             549,706
           Consumer Durables / Non-Durables..........   2.2%             556,676
           Real Estate...............................   0.1%              25,718
           Electrical................................   1.5%             388,548
           Commercial Services.......................   3.9%             995,631
                                                   -----------------------------
TOTAL FOREIGN SECURITIES.............................  98.0%         $24,842,150

REPURCHASE AGREEMENT.................................   2.8%             696,000
                                                   -----------------------------

TOTAL INVESTMENTS.....................................100.8%         $25,538,150
                                                   =============================

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------

                             Global Equity Portfolio
                             STATEMENT OF NET ASSETS
                                January 31, 1998

                                                                            Market
          Shares                                                            Value
    ----------------                                                 -------------------
LONG TERM SECURITIES - 98.0%
                         United States - 24.2%
          2,200          Ahmanson (H.F.) & Co. .........................   $128,288
          2,600          American Electric Power........................    128,212
          4,300          Applied Materials, Inc. .......................    141,094
          1,700          Atlantic Richfield, Inc. ......................    126,438
          3,500          Brunswick Corp. ...............................    105,437
            800          Cigna Corp. ...................................    135,650
          2,500          Caterpillar Inc. ..............................    120,000
          1,100          Chase Manhattan Corp. .........................    117,906
          1,600          Chevron Corp. .................................    119,700
          3,400          Chrysler Corp. ................................    118,363
          2,100          Coastal Corp. .................................    121,800
          1,700          Columbia Gas System, Inc. .....................    128,987
          3,700          Compaq Computer Corp. .........................    111,231
          1,900          Consolidated Natural Gas.......................    103,194
          2,400          Cooper Industries Inc. ........................    127,350
          2,600          Dana Corp. ....................................    130,325
          2,000          Dayton Hudson Corp. ...........................    143,875
          2,300          Deere & Company................................    121,325
          1,100          Delta Airlines.................................    125,538
          2,900          Digital Equipment Corp. .......................    164,031
          1,400          Dow Chemical Company...........................    126,000
          2,800          Equitable Companies, Inc. .....................    128,800
          2,000          FPL............................................    114,750
          3,100          Federated Department Stores....................    131,363
          2,500          Ford Motor Company.............................    127,500
          2,400          Gannett Company, Inc. .........................    145,200
          2,300          Haliburton Company.............................    103,356
          4,600          Harley Davidson, Inc. .........................    115,575
          2,800          Harris Corp. ..................................    133,350
          2,400          Hercules Inc. .................................    113,250
          3,200          Ingersoll- Rand Corp. .........................    127,200
          2,300          Knight Ridder Newspaper........................    126,644
          1,600          McGraw-Hill, Inc. .............................    111,700
          1,800          Merrill Lynch..................................    113,625
          1,700          Mobil Corporation..............................    115,813
          2,200          Nationsbank Corporation........................    132,000
          3,800          Norfolk Southern Corp. ........................    119,937
          3,000          Parker Hannifin Corp. .........................    131,062
          3,000          Phillip Morris Companies.......................    124,500
          2,500          Phillips Petroleum Company.....................    114,400
          2,000          Pinnacle West Capital Corp. ...................     80,000
          3,050          SLM Holdings Corp. ............................    128,481
          4,000          TJX Companies, Inc. ...........................    135,500
          2,900          Texas Utilities Co. ...........................    119,263
          2,200          Tidewater, Inc. ...............................     89,925
          2,500          Travelers, Inc. ...............................    123,750
          3,400          USX-Marathon Group.............................    114,112
          2,600          US West Incorporated...........................    125,125

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------


                             Global Equity Portfolio
                      STATEMENT OF NET ASSETS - (Continued)
                                January 31, 1998

                                                                              Market
             Shares                                                           Value
        ----------------                                              -------------------
LONG TERM SECURITIES - (Continued)

              2,800          VF Corp. ....................................  $  119,700
              1,400          Xerox Corporation ...........................     112,525
                                                                            ----------
                                                                             6,123,150
                                                                            ----------

                             Japan - 16.2%
              2,800          Acom Co., Ltd. ..............................     158,744
              6,000          Amway Japan Ltd. ............................     122,535
              3,800          Aoyama Trading Co. Ltd. .....................      90,790
              8,000          Canon Inc. ..................................     194,291
              9,000          Dai Nippon Printing Co. Ltd. ................     166,771
             12,000          Denso........................................     246,017
              6,000          Fuji Photo Film Ltd. ........................     251,695
             27,000          Hitachi Ltd. ................................     212,900
              8,000          Honda Motor Co. .............................     290,805
              3,000          Ito-Yokado Co. Ltd. .........................     157,546
             13,000          Kao Corp. ...................................     183,488
             12,000          Kirin Brewery Co., Ltd. .....................      99,353
             29,000          Mitsubishi Heavy Industries Ltd. ............     124,168
              3,700          Nintendo Corp. Ltd. .........................     390,947
             31,000          Nishimatsu Construction Co. .................     139,331
              3,000          Rohm Co. ....................................     328,812
             30,000          Sekisui Chemical.............................     210,298
             26,000          Toda Construction Co. .......................     112,143
             40,000          Toshiba Corp.................................     186,405
             12,000          Wacoal Corp. ................................     116,385
             13,000          Yamanouchi Pharmaceutical Co. ...............     315,732
                                                                             ---------
                                                                             4,099,156
                                                                             ---------

                             United Kingdom - 15.1%
             26,000          Associated British Foods, PLC................     255,370
             30,000          B.A.T. Industries PLC .......................     272,650
             11,500          BOC Group PLC ...............................     169,756
             55,000          BTR PLC .....................................     145,923
             29,000          Cadbury Schweppes PLC .......................     337,076
             21,000          De La Rue PLC ...............................     126,153
             70,000          Mirror Group PLC ............................     208,258
             25,000          National Power PLC ..........................     267,964
             29,000          Reed International...........................     297,128
             18,000          Rio Tinto PLC ...............................     228,439
             45,000          Scottish Power PLC ..........................     385,134
             26,000          Tate & Lyle PLC .............................     232,058
             68,000          Tomkins PLC .................................     362,491
             13,000          Hyder Ord PLC ...............................     209,806
             24,000          Smith (W.H.) Group PLC ......................     174,692
              4,000          Zeneca Group PLC ............................     155,528
                                                                             ---------
                                                                             3,828,426
                                                                             ---------



--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------

                             Global Equity Portfolio
                      STATEMENT OF NET ASSETS - (Continued)
                                January 31, 1998

                                                                           Market
               Shares                                                      Value
           ----------------                                          ----------------
LONG TERM SECURITIES - (Continued)

                               Spain - 6.3%
                3,000          Banco Popular Espanol SA .................  $  226,130
               12,000          Dragados y Construcciones SA .............     287,978
               28,000          Iberdrola SA .............................     423,012
                7,000          Repsol SA - ADR ..........................     299,896
               11,000          Telefonica de Espana - ADR ...............     359,298
                                                                           ----------
                                                                            1,596,314
                                                                           ----------

                               France - 5.8%
                1,600          Compagnie de Saint-Gobain ................     210,649
                1,600          Groupe Danone ............................     313,106
                2,700          Lafarge SA ...............................     171,664
                5,500          Lagardere Groupe .........................     194,469
                2,500          Elf Aquitaine SA .........................     281,887
                6,000          Scor SA ..................................     305,908
                                                                           ----------
                                                                            1,477,683
                                                                           ----------

                               Italy - 5.3%
               22,000          Benetton Group S.p.A. ....................     388,539
               48,000          ENI S.p.A. - ADR **.......................     279,562
               26,000          Istituto Mobiliare Italiano S.p.A. - ADR**     358,422
               46,000          Telecom Italia S.p.A. ....................     318,340
                                                                           ----------
                                                                            1,344,863
                                                                           ----------

                               Mexico - 5.1%
                1,700          Cemex, S.A. de C.V. - Series "A" .........       7,205
               10,000          Telefonos de Mexico - Class L ADR ........     492,500
               40,000          TV Azteca ADR.............................     800,000
                                                                           ----------
                                                                            1,299,705
                                                                           ----------

                               Germany - 5.0%
                6,000          Bayer AG .................................     225,286
                4,500          Deutsche Bank AG .........................     292,586
                6,700          Hoechst AG ...............................     236,677
                2,800          Siemens AG - ADR .........................     170,813
                5,000          Veba AG ..................................     347,352
                                                                           ----------
                                                                            1,272,714
                                                                           ----------

                               Australia - 4.5%
               82,000          Boral Ltd. ................................    205,492
               64,000          Email Ltd. ................................    155,563
              126,000          Foster's Brewing Group ....................    267,443
               12,000          Lend Lease Corp.  Ltd. ....................    280,861
               35,000          Westpac Banking Corp.  Ltd. ...............    239,647
                                                                           ----------
                                                                            1,149,006
                                                                           ----------

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------

                             Global Equity Portfolio
                      STATEMENT OF NET ASSETS - (Continued)
                                January 31, 1998


                                                                                                    Market
             Shares                                                                                 Value
         ---------------                                                                      -----------------

LONG TERM SECURITIES - (Continued)
                             Norway - 2.9%
             85,000          Christiania Bank OG Kreditkasse ...................................  $  309,835
              6,000          Kvaerner AS .......................................................     231,340
              4,500          Norsk Hydro ASA ...................................................     202,521
                                                                                                   ---------
                                                                                                     743,696
                                                                                                   ---------

                             Sweden - 1.7%
              9,000          SKF AB - B Shares.................................................      180,919
              9,000          Volvo AB - B Shares...............................................      246,405
                                                                                                   ---------
                                                                                                     427,324
                                                                                                   ---------

                             Netherlands - 1.3%
             16,000          ABN-Amro Holding N.V. ............................................      321,721
                                                                                                   ---------

                             Finland - 1.1%
              3,400          Nokia AB - A Shares ..............................................      266,180
                                                                                                   ---------

                             Canada - 0.9%
              4,000          Magna International, Inc. - Class A ..............................      234,250
                                                                                                   ---------

                             Belguim - 0.9%
              2,700          Electrabel SA.....................................................      217,734
                                                                                                   ---------

                             Denmark - 0.8%
              2,700          Uni-Danmark A/S...................................................      202,350
                                                                                                   ---------

                             Singapore - 0.5%
             19,000          Singapore Airlines Ltd., Foreign ................................      124,335
                                                                                                   ---------

                             New Zealand - 0.3%
              6,000          Tranz Rail Holdings - ADR .......................................        66,000
                                                                                                   ---------

                             Malaysia - 0.2%
             16,000          Malaysia International Shipping Berhad ..........................        21,818
             25,000          Sime Darby Berhad ...............................................        25,725
                                                                                                   ---------
                                                                                                      47,543
                                                                                                   ---------

                             TOTAL LONG TERM SECURITIES
                              (Cost $24,555,788)..............................................    24,842,150
                                                                                                  ----------

REPURCHASE AGREEMENT - 2.8%
           $696,000          Agreement with Goldman, Sachs & Co., 5.35%, dated 01/30/98, to be repurchased at $696,310.30 on 02/02/98 collateralized by $712,065
                             U. S. Treasury Bonds 11.625% due 11/15/02 (Cost $696,000)........    $  696,000
                                                                                                  ----------

--------------------------------------------------------------------------------
                             THE GLENMEDE FUND, INC.
--------------------------------------------------------------------------------

                             Global Equity Portfolio
                      STATEMENT OF NET ASSETS - (Concluded)
                                January 31, 1998



TOTAL INVESTMENTS (Cost $25,251,788*)...........................................        100.8%         25,538,150

LIABILITIES IN EXCESS OF OTHER ASSETS...........................................         -0.8%           (189,094)
                                                                                                      -----------

NET ASSETS......................................................................        100.0%        $25,349,056
                                                                                        =========================

NET ASSET VALUE ($25,349,056 divided by 2,500,000 shares outstanding)...........                           $10.14
                                                                                                      ===========

--------------------------------------------
   *   Aggregate cost for Federal tax purposes.
       ABBREVIATION:
       ADR -- American Depositary Receipts


               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS


I.  Description of Commercial Paper Ratings

       Description of Moody's highest commercial paper rating:

       Prime-1 ("P-1") --judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

       Description of S&P highest commercial paper ratings:

       A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

       Description of Bond Ratings

       The following summarizes the ratings used by S&P for corporate and municipal debt:

       AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest investment attributes, within those categories are designated by the symbols Aa1, A1 and Baa1, respectively.


II.    Description of U.S. Government Securities and Certain
       Other Securities

       The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

       U.S. Treasury securities are backed by the "full faith and credit" of the United States Government. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed, to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

       Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

       An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

III.  Foreign Investments

      Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolio permit the Portfolio to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

       As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

       Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

       Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Portfolio.

                            THE GLENMEDE FUND, INC.

                           PART C. OTHER INFORMATION


Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements

                  Included in Part A:

                  Financial Highlights for:

                  -        Government Cash Portfolio
                  -        Tax-Exempt Cash Portfolio
                  -        Core Fixed Income Portfolio
                  -        Institutional International Portfolio
                  -        Emerging Markets Portfolio
                  -        Global Equity Portfolio

                  Included in Part B:

                  The audited financial statements and related notes thereto as well as the auditor's report thereon for each of the Portfolios for the fiscal year ended October 31, 1997 are incorporated herein by reference to the 1997 Annual Report as filed with the Securities and Exchange Commission (the "SEC") on December 30, 1997 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (Nos. 33-22884/811-5577).

                  The unaudited financial statements and related notes thereto for the Global Equity Portfolio for the period November 4, 1997 (commencement of operations) through January 31, 1998.

         (b)      Exhibits

         1.       (a)      Articles of Amendment and Restatement dated October
                           12, 1988 are incorporated herein by reference to
                           Exhibit 1(a) to Post-Effective Amendment No. 17 to
                           Registrant's Registration Statement on Form N-1A
                           (Nos. 33-22884/811-5577) filed with the SEC on December 29, 1995 ("PEA #17").

                  (b) Articles Supplementary dated August 16, 1989 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(b) to PEA #17.

                  (c) Articles Supplementary dated February 28, 1991 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(c) to PEA #17.

                  (d) Articles Supplementary dated March 3, 1992 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(d) to PEA #17.

                  (e) Articles Supplementary dated June 2, 1992 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(e) to PEA #17.

                  (f) Articles Supplementary dated September 30, 1994 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(f) to PEA #17.

                  (g) Articles Supplementary dated December 30, 1994 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(g) to PEA #17.

                  (h) Articles Supplementary dated February 26, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) as filed with the SEC on June 7, 1997 ("PEA #21").

                  (i) Articles Supplementary dated September 24, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577)
                           filed with the SEC on October 31, 1997 ("PEA #24").

                  (j) Articles of Amendment dated September 24, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(i) to PEA #24.

                  (k) Articles of Amendment dated September 24, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(k) to PEA #24.

                  (l) Articles Supplementary dated September 26, 1997 to Articles of Incorporation are incorporated herein by reference to Exhibit 1(l) to PEA #24.

                  (m) Articles of Amendment dated December 23, 1997 to Articles of Incorporation.

                  (n) Articles Supplementary dated December 23, 1997 to Articles of Incorporation.

         2. By-Laws of Registrant are incorporated herein by reference to Exhibit 2 to PEA #17.

         3.       Not applicable.

         4. See: Article Fifth, Articles of Amendment and Restatement dated October 12, 1988 which are incorporated herein by reference to Exhibit 1(a) to PEA #17; Articles Supplementary dated August 16, 1989 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(b) to PEA #17; Articles Supplementary dated February 28, 1991 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(c) to PEA #17; Articles Supplementary dated March 3, 1992 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(d) to PEA #17; Articles Supplementary dated June 2, 1992 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(e) to PEA #17; Articles Supplementary dated September 30, 1994 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(f) to PEA #17; Articles Supplementary dated December 30, 1994 to Articles of Incorporation which are incorporated by reference to Exhibit 1(g) to PEA #17; Articles Supplementary dated September 24, 1997 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(i) to PEA #24; Articles Supplementary dated September 26, 1997 to Articles of Incorporation which are incorporated herein by reference to Exhibit 1(l) to PEA #24; Articles Supplementary dated December 23, 1997 to Articles of Incorporation which are filed herewith as
                  Exhibit 1(n); and Sections (7) and (11) of Article II,
                  Article VII and Section (3) of Article VIII of Registrant's By-Laws which are incorporated herein by reference to Exhibit 2 to PEA #17.

         5.       (a)      Investment Advisory Agreement between Registrant and
                           The Glenmede Trust Company dated October 25, 1988 is incorporated herein by reference to Exhibit 5(a) to PEA #17.

                  (b) Investment Advisory Agreement between Registrant and The Glenmede Trust Company dated July 31, 1992 is incorporated herein by reference to Exhibit 5(b) to PEA #17.

                  (c) Amendment No. 1, dated September 13, 1994, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(c) to PEA #17.

                  (d) Supplement dated November 1, 1992, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company, relating to the International Fixed Income and Large Cap Value (formerly, the Model Equity Portfolio) Portfolios is incorporated herein by reference to Exhibit 5(d) to PEA #17.

                  (e) Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to the Emerging Markets Portfolio dated December 12, 1994 is incorporated herein by reference to Exhibit 5(e) to PEA #17.

                  (f) Sub-Investment Advisory Agreement among the Registrant, The Glenmede Trust Company and Pictet International Management Limited relating to the Emerging Markets Portfolio dated December 12, 1994 is incorporated herein by reference to Exhibit 5(f) to PEA #17.

                  (g) Amendment No. 1, dated December 12, 1994, to the Investment Advisory Agreement for the Emerging Markets Portfolio between the Registrant and the Glenmede Trust Company is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-5577) as filed with the SEC on February 27, 1996 ("PEA #18").

                  (h) Amendment No. 1, dated September 11, 1996, to the Investment Advisory Agreement for the Emerging Markets Portfolio between Registrant and the Glenmede Trust Company is incorporated herein by reference to Exhibit 5(h) to PEA #21.

                  (i) Amendment No. 1, dated September 11, 1996, to the Sub-Investment Advisory Agreement among the Registrant, The Glenmede Trust Company and Pictet International Management Limited relating to the Emerging Markets Portfolio is incorporated herein by reference to Exhibit 5(i) to PEA #21.

                  (j) Form of Investment Advisory Agreement for the Small Capitalization Equity Portfolio between the Registrant and The Glenmede Trust Company is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No.24.

                  (k) Investment Advisory Agreement between the Registrant and The Glenmede Trust Company relating to the Global Equity Portfolio dated September 16, 1997.

         6. Distribution Agreement dated September 10, 1997, between Registrant and ICC Distributors, Inc. is incorporated herein by reference to Exhibit 6 to PEA #24.

         7.       Not Applicable.

         8.       (a)      Custody Agreement dated December 13, 1994, as
                           amended and restated May 1, 1995 between Registrant and The Chase Manhattan Bank, N.A. is incorporated herein by reference to Exhibit 8(a) to PEA #17.

                  (b) Amendment dated May 1, 1995 to Custody Agreement between Registrant and The Chase Manhattan Bank, N.A. dated May 1, 1995 is incorporated herein by reference to Exhibit 8(b) to PEA #17.

         9.       (a)      Master Services Agreement between Registrant and
                           Investment Company Capital Corp. dated July 1, 1995 is incorporated herein by reference to Exhibit 9(a) to PEA #17.

                  (b) Form of Amended Fee Schedule to the Master Services Agreement is incorporated herein by reference to
                           Exhibit 9(b) to PEA #21.

                  (c) Amended and Restated Shareholder Servicing Plan is incorporated herein by reference to Exhibit 9(c) to PEA #24.

                  (d) Form of Amended and Restated Shareholder Servicing Agreement is incorporated herein by reference to
                           Exhibit 9(d) to PEA #24.

         10. Opinion of Counsel as to Legality of Securities Being Registered is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (Nos. 33-22884/811-
                  5577) as filed with the SEC on December 30, 1997 ("PEA
                  #25").

         11.      (a)      Consent of Drinker Biddle & Reath LLP.

                  (b)      Consent of Coopers & Lybrand L.L.P.

         12.      Not Applicable.

         13.      (a)      Purchase Agreement between the Registrant and
                           The Glenmede Trust Company relating to the Emerging
                           Markets Portfolio dated December 12, 1994 is incorporated by reference to Exhibit 13(d) to PEA
                           #17.

                  (b) Purchase Agreement between the Registrant and The Glenmede Trust Company relating to the Global Equity Portfolio dated September 16, 1997.

         14.      Not Applicable.

         15. Distribution Plan between Registrant and ICC Distributors, Inc. relating to Class A Shares of the Institutional International Portfolio is incorporated herein by reference to Exhibit 15 to PEA #24.

         16.      Not Applicable.

         17.      Financial Date Schedules.

         18. Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System dated October 24, 1997 is incorporated herein by reference to Exhibit 18 to PEA #24.

Item 25.          Persons Controlled by or Under Common Control with Registrant

                  Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Directors.

Item 26.          Number of Holders of Securities

                  As of January 31, 1998, the number of record holders of securities was:

                  Government Cash Portfolio - 2
                  Emerging Markets Portfolio - 3
                  Core Fixed Income Portfolio (formerly,
                   the Intermediate Government Portfolio) - 2
                  Equity Portfolio - 1
                  Large Cap Value Portfolio (formerly,
                   the Model Equity Portfolio) - 1
                  Small Capitalization Equity Portfolio - 4
                  Institutional International Portfolio - 4
                  International Portfolio - 7
                  Tax-Exempt Cash Portfolio - 2
                  Global Equity Portfolio - 2

Item 27.          Indemnification

                           Reference is made to Article Ten of the
                  Registrant's Amended and Restated Article of Incorporation, incorporated herein by reference to Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28           Business and Other Connections of Investment Advisor

                  (a)  The Glenmede Trust Company

                  Reference is made to the caption of "Investment Advisor" in the Prospectuses in Part A of this Registration Statement and "Investment Advisory and Other Services" in Part B of this Registration Statement.

                  Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since October 31, 1995, as well as the capacity in which such person was connected.

                             Name and Principal
Name and Position            Business Address               Connection with
with Investment Adviser      of other Company               other Company
-----------------------      ------------------             ---------------
Susan W. Catherwood          Trustee Board of               Chairman
                             the Medical Center
                             of the University
                             of Pennsylvania

                             PECO Energy                    Board Member

                             University of Pennsylvania     Vice Chairman,
                                                            Board of Trustees

                             The World Affairs Council      Board Member
                             of Philadelphia

                             Monell Chemical Senses         Director
                             Center

                             The Ludwick Institute          Vice Chairman,
                                                            Member of the
                                                            Board of Trustees

                             Executive Service Corps        Vice Chairman,
                             of the Delaware Valley         Board of Directors

                             Montessori Genesis II          Advisory Board
                                                            Member

                             United Way of Southeastern     Director
                             Pennsylvania

Richard F. Pew               North Ridge                    Owner/Operator
                             Ranches, Montana
                             and Wyoming

                             Yellowstone Center             Board Member
                             for Mountain Environments

                             Mountain Research Center,      Director
                             Montana State University

                             Teton Science School;          Director
                             Kelly Wyoming

Thomas W. Langfitt, M.D.     Management Department,         Senior Fellow
                             The Wharton School of
                             the University of
                             Pennsylvania

                             New York Life Insurance        Board Member
                             Company

                             Committee on Automotive        Chairman
                             Safety, General Motors
                             Corporation

                             Name and Principal
Name and Position            Business Address               Connection with
with Investment Adviser      of other Company               other Company
-----------------------      ------------------             ---------------
                             University of Pennsylvania     Board Member
                             Medical Center Trustee
                             Board

                             Institute of Medicine          Member
                             of the National Academy
                             of Sciences

                             Sun Company                    Former Board
                                                            Member

                             SmithKline Beecham             Former Board
                             Corporation                    Member

                             Princeton University           Former Member,
                                                            Board of Trustees

                             Harvard Medical                Former Member,
                                                            Board of Overseers

                             The American Philosophical     Former Secretary
                             Society

                             Greater Philadelphia Urban     Board Member
                             Affairs Coalition

                             The Philadelphia Public        Board Member
                             School/Business Partnership
                             for Reform Governing Board

                             Secretary's Advisory           Board Member
                             Committee on Infant
                             Mortality, Department of
                             Health and Human Services

                             Community College of           Director
                             Philadelphia

Arthur E. Pew, III           Burlington Northern            Retired Director
                             Railroad                       of Administration,
                                                            Purchasing &
                                                            Material Manage-
                                                            ment Department

                             Minnesota Transportation       Board Member
                             Museum

                             Museum of Transportation       Chairman of the
                             Development Corporation,       Board
                             St. Paul

                             Manitow Island Association     Board Member
                             (White Bear, Minnesota)

                             Osceola and St. Croix          Board Member
                             Valley Railway (Osceola,
                             Wisconsin)

J. Howard Pew, II            None                           None

J.N. Pew, III                None                           None

                             Name and Principal
Name and Position            Business Address               Connection with
with Investment Adviser      of other Company               other Company
-----------------------      ------------------             ---------------
J.N. Pew, IV, M.D.           Private Practice               None
                             of Internal Medicine

                             Flying Hills Self Storage,     President
                             Inc.

                             American Red Cross,            Director
                             Berks County

                             Alvernia College               Trustee

                             French and Pickering Creek     Director
                             Conservation Trust, Inc.

R. Anderson Pew              Radnor Corp., a Sun            Retired Chief
                             Company subsidiary             Executive Officer

                             Bryn Mawr College              Vice Chairman

                             Children's Hospital of         Vice Chairman of
                             Philadelphia                   the Board of
                                                            Trustees

                             Alex. Brown Advisory &         Chairman of the
                             Trust Company, Baltimore       Audit Committee

                             Development Committee,         Trustee & Chairman
                             Curtis Institute of
                             Music, Philadelphia

                             AOPA (a private pilot's        Chairman
                             association)

                             Academy of Music               Board Member
                             Philadelphia Inc.              ACM Committee

Ethel Benson Wister          Lincoln University Board       Board Member
                             of Trustees

                             Academy of Music               Committee Member
                             Philadelphia, Inc.

                             Biotechnology Foundation       Board Member (at
                                                            Jefferson
                                                            University)

                             Peoples' Light and Theater     Honorary Board
                             Company                        Member

                             Concerto Soloists Orchestra    Arts Award 1997
                                                            Recipient

                  (b) Sub-Investment Advisor - Pictet International Management Limited

                  Pictet International Management Limited (the "Sub-Advisor") is an affiliate of Pictet & Cie (the "Bank"), a Swiss private bank, which was founded in 1805. The Bank manages the accounts for institutional and private clients and is owned by seven partners. The Sub-Advisor, established in 1980, manages the investment needs of clients seeking to invest in the international fixed revenue and equity markets.

                  The list required by this Item 28 of officers and directors of Pictet International Management Limited, together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Pictet International Management Limited pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15143).

Item 29.          Principal Underwriters

                  (a) In addition to The Glenmede Fund, Inc., ICC Distributors, Inc. ("ICC Distributors") currently acts as distributor for The Glenmede Portfolios, Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. ICC Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.


                  (b)



Name and Principal         Position and Offices           Position and Offices
Business Address           with Principal Underwriter     with Registrant
------------------         --------------------------     --------------------
John Y. Keffer                     President                    None

Sara M. Morris                     Treasurer                    None

David I. Goldstein                 Secretary                    None

Richard C. Butt                  Vice President                 None

Benjamin L. Niles                Vice President                 None

Margaret J. Fenderson         Assistant Treasurer               None

Dana L. Lukens                Assistant Secretary               None

Nanette K. Chern            Chief Compliance Officer            None


                  (c) Not Applicable.

Item 30.          Location of Accounts and Records

                  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

                           The Glenmede Trust Company
                           One Liberty Place
                           1650 Market Street, Suite 1200
                           Philadelphia, Pennsylvania 19103
                           (records relating to its function as investment advisor)

                           Pictet International Management Limited
                           Cutlers Garden
                           5 Devonshire Square
                           London, United Kingdom EC2M 4LD
                           (records relating to its function as sub-investment advisor of Emerging Market Portfolio)

                           The Chase Manhattan Bank, N.A.
                           One Chase Manhattan Plaza
                           New York, New York 10081
                           (records relating to its function as custodian)

                           Investment Company Capital Corp.
                           One South Street
                           Baltimore, Maryland 21202
                           (records relating to its functions as administrator, transfer agent and dividend disbursing agent)

                           ICC Distributors, Inc.
                           P.O. Box 7558
                           Portland, Maine  04101
                           (records relating to its functions as distributor)

                           Drinker Biddle & Reath LLP
                           Philadelphia National Bank Building
                           1345 Chestnut Street
                           Philadelphia, Pennsylvania  19107-3496
                           (Registrant's minute books)


Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings.

                  (a) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of directors, and the Registrant will assist in shareholder communications as required by Section 16(c) of the Act.

                  (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 26 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 27th day of February, 1997.

                            THE GLENMEDE FUND, INC.

                             By /s/ Mary Ann B. Wirts
                                ----------------------------------------
                                      Mary Ann B. Wirts
                                      President and Chief
                                      Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 26 to the Registration Statement of The Glenmede Fund, Inc. has been signed by the following persons in the capacities and on the date indicated.

         Signature                     Title                         Date
         ---------                     ------                        ----

* John W. Church                       Chairman                February 27, 1998
-------------------------
John W. Church, Jr.


/s/ Mary Ann B. Wirts                  President and           February 27, 1998
-------------------------              Chief Executive
Mary Ann B. Wirts                      Officer

* H. Franklin Allen                    Director                February 27, 1998
-------------------------
H. Franklin Allen, Ph.D.


* Willard S. Boothby                   Director                February 27, 1998
-------------------------
Willard S. Boothby, Jr.


* Francis J. Palamara                  Director                February 27, 1998
-------------------------
Francis J. Palamara

* G. Thompson Pew, Jr.                 Director                February 27, 1998
-------------------------
G. Thompson Pew, Jr.

/s/ Joseph A. Finelli                  Treasurer               February 27, 1998
-------------------------
Joseph A. Finelli

*By: /s/ Michael P. Malloy
     ----------------------------------------
         Michael P. Malloy, Attorney-in-fact

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney




         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on December 9, 1997.


                                            /s/H. Franklin Allen
                                            --------------------------------
                                               H. Franklin Allen, Ph.D.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney




         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on December 9, 1997.


                                            /s/Willard S. Boothby, Jr.
                                            ------------------------------
                                               Willard S. Boothby, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney




         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on December 9, 1997.


                                            /s/Francis J. Palmara
                                            ------------------------------
                                               Francis J. Palmara

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney




         I hereby appoint John W. Church, Jr., Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on December 9, 1997.


                                            /s/G. Thompson Pew, Jr.
                                            -----------------------
                                               G. Thompson Pew, Jr.

                             THE GLENMEDE FUND, INC.
                             THE GLENMEDE PORTFOLIOS
                                Power of Attorney




         I hereby appoint Michael P. Malloy or Mary Ann B. Wirts attorney for me, with full power of substitution, and in my name and on my behalf as the Chairman and a director or trustee to sign any Registration Statement or Amendment thereto of THE GLENMEDE FUND, INC. and/or THE GLENMEDE PORTFOLIOS to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on December 9, 1997.


                                            /s/John W. Church, Jr.
                                            ---------------------------
                                            John W. Church, Jr.

                                 EXHIBIT INDEX


    Exhibit No.
    -----------

         1.       (m)      Articles of Amendment dated December 23, 1997
                           to Articles of Incorporation.

                  (n) Articles Supplementary dated December 23, 1997 to Articles of Incorporation.

         6. Investment Advisory Agreement between the Registrant and The Glenmede Trust Company relating to the Global Equity Portfolio dated September 16, 1997.

         11.      (a)      Consent of Drinker Biddle & Reath LLP.

                  (b)      Consent of Coopers & Lybrand L.L.P.

         13.      (b)      Purchase Agreement between the Registrant and The
                           Glenmede Trust Company relating to the Global Equity
                           Portfolio dated September 16, 1997.

         17.      Financial Data Schedules

                                     -16-